 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C
 AMENDMENT NO. 4

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Check the appropriate box:

[X]            Preliminary information statement
[  ]            Confidential, for use of the Commission only (as permitted by Rule 14c-6(d) (2))
[  ]             Definitive information statement

Company Name: DISPATCH AUTO PARTS INC.

Payment of filing fee (check the appropriate box):

[X]            No fee required
[  ]            Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)            Title of each class of securities to which transaction applies:
                Common Stock, $.001 par value.
(2)            Aggregate number of securities to which transaction applies:
                100,000,000 shares of Common Stock.
(3)            Per unit price/underlying value pursuant to Exchange Act Rule 0-11:   N/A
(4)            Proposed maximum aggregate value of transaction: N/A
(5)            Total fee paid: N/A

[  ]            Fee paid previously with preliminary materials.
[  ]            Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)            Amount previously paid:
(2)            Form, schedule or registration statement no.:
(3)            Filing party:
(4)            Date filed:

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

DISPATCH AUTO PARTS INC.
391 Hua Yu Lane, Dong Xin Street
Xi An, Peoples’ Republic of China

May 22, 2007

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on April 16, 2007, of Dispatch Auto Parts Inc. (“DPPT” or the “Company”), a Florida corporation, in connection with a proposal to amend the Company’s Articles of Incorporation to change the name of the corporation from Dispatch Auto Parts Inc. to "Environment Ecology Holding Company of China", which was approved by action by written consent without a meeting of a majority of all shareholders entitled to vote on the record date (the “Name Change Proposal”).

WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the Name Change Proposal.

Holders of 14,548,820 shares of our Common Stock, representing approximately 50.75% of our shares entitled to vote on this matter have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.
By Order of the Board of Directors,

/s/ Liu, Sheng Li
Liu, Sheng Li
President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

DISPATCH AUTO PARTS INC.

Contents

Introduction	3

Item 1. Information Required by Items of Schedule 14A	3

A. No Time, Place or Date for Meeting of Shareholders	3
B. Dissenters' Rights	3
C. Voting Securities and Principal Holders Thereof	3
D. Amendment of Charter - Name Change Proposal Reasons and Benefits of the Transaction	4
E. Federal Tax Consequences	4
F. Approval required	4
G. Directors and Executive Officers	4
H. Certain Relationships And Related Transactions	4
I. Authorization or Issuance of Securities Otherwise than for Exchange	4
J. Financial and Other Information	5
K. Mergers, Consolidations, Acquisitions and Similar Matters	45

Item 2. Statements that Proxies are not Solicited	49

Item 3. Interest of Certain Persons	49

Item 4. Other and General Information	49

Item 5. Documents Incorporated By Reference	49

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of DPPT.

The Board of Directors has recommended and the majority shareholders of DPPT have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company's shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Florida. We are a fully-reporting 1934 Act company, with our Common Stock quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "DPPT". Information about us can be found in our June 30, 2007 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about October 28, 2007 to the holders of Common Stock as of the Record Date of April 16, 2007.

B. DISSENTERS' RIGHTS.

DPPT is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida General Corporation Law. No dissenters' rights under the Florida General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors has approved the proposal to amend the corporate charter to change the name of the corporation from Dispatch Auto Parts Inc. to Environment Ecology Holding Company of China on April 10, 2007. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 50.75% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of April 16, 2007 (the "Record Date"), DPPT had 28,662,114 shares of Common Stock issued and outstanding out of 100,000,000 authorized shares of Common Stock.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of the Company issued and outstanding are Common Stock, $.001 par value, and Preferred Stock, $.001 par value. The table on the following page sets forth, as of April 16, 2007, certain information with respect to the Common Stock and Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 28,662,114 shares of Common Stock outstanding and 100,000 shares of Preferred Stock as of April 16, 2007.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF APRIL 16, 2007

Title of Class	Name & Address of Beneficial Owner (1)	Amount & Nature of Beneficial Owner	% of Class (2)
Common Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	8,580,000	29.93%
Common Stock, $.001 Par Value	Ding, Hong Mei 24 Flat 5 Fuli Village 3 Textile Mill, Baqiao Dist. Shaanxi, P.R.China	1,288,820	4.50%
Common Stock, $.001 Par Value	Cai, Xiao Ying 3 Gate 3, East Railway New Village, Xincheng Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	Xie, Qing 305 Gate 4, Flat 9, Suo Luo Lane Beilin Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	9,868,820	34.43%

Preferred Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	100,000	100.00%
Preferred Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	100,000	100.00%

(1) Unless stated otherwise, the business address for each person named is c/o Dispatch Auto Parts Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

D. AMENDMENT OF CHARTER - NAME CHANGE PROPOSAL.

The proposal to amend the corporate charter to change the name of the corporation to "Environment Ecology Holding Company of China" was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors on April 10, 2007. A file stamped copy of the Articles of Amendment of the Company’s Articles of Incorporation, which effected the name change, is enclosed herewith as an exhibit to this information statement.

REASONS FOR AMENDMENT. We believe that the new name will provide a more accurate description of our current operations and to be consistent with our marketing efforts in the valve production industry.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Name Change Proposal.

F. APPROVAL REQUIRED

Pursuant to Florida General Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Common Stock have consented to this amendment.

G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors. During the fiscal year ended June 30, 2006, the Board of Directors held no formal meetings while Mr. Daniel Slocum, Mr. Anthony Collura and Mr. Wayne Barney were the directors.

Name	Age	Position	Date to Start

Liu, Sheng Li	39	President and Chairman of BOD	December 5, 2006
Ma, Shun Cheng	44	Chief Financial Officer and Director	December 5, 2006
Ding, Hong Mei	35	Director	January 15, 2007
Lu, Wei Sheng	33	Director	January 15, 2007
Tian, Wei	34	Director	December 5, 2006

Liu, Sheng Li— President and Chairman of the Board of Directors

Mr. Liu   is appointed as Chairman of the Board of Directors of the Company. Mr. Liu was born in 1968. He has more than 10 years experience in business management. Mr. Li is one of the founders of Shaanxi Li Bao Ecological Technology Holding Co. ("Li Bao Ecological"), a company related to Lv Bao. Prior to the foundation of Li Bao Ecological in 2002, Mr. Liu served as manager of the Xi An Railroad Bureau. In 1998, Mr. Liu founded Shaanxi Heng Da Real Estate Co. Ltd. ("Heng Da") where he was engaged in various aspects of the real estate business and served as Chairman and General Manager. In 2002, Mr. Liu was in charge of the reorganization of the Zhongshanmen Printing Factory in Xi An, where he facilitates an acquisition of assets of approximately $1,250,000.

Ma, Shun Cheng— Chief Financial Officer and Director

Mr. Ma   is appointed as President of the Company. He is also a nominee for Director of the Board. Mr. Ma was born in 1963. He has more than 20 years experience in business management. Mr. Ma is one of the founders of Li Bao Ecological. Prior to the foundation of Li Bao Ecological in 2002, Mr. Ma founded Shaanxi Hong Bao Virescene Engineering Ltd. ("Hong Bao") in 1998, and served as Vice President of Hong Bao, where he was engaged in various engineering projects.

Ms. Ding, Hong Mei— Director

Ms. Ding   is nominated as a Director of the Board. Ms. Ding is 35 years old. She graduated from Shaan Xi Financial & Economic College with a degree in business administration. From the year 2000 to the present, Ms. Ding has been employed with the Shaan Xi Heng Li Da Group ("Heng Li Da Group"). She began her career with the Heng Li Da Group as a manager of Heng Li Da Business Services Ltd., one of the subsidiaries of the Heng Li Da Group engaged in office rental services. Ms. Ding is skilled in communication and customer service. While Ms. Ding served in her capacity as manager, the vacancy rate of the rental office was approximately 2%. Ms. Ding is currently in charge of public relations for the company. As a result of Ms. Ding's outstanding performance at Heng Li Da Business Services Ltd., she was appointed as the assistant to the Chairman of Heng Li Da Group and participated in the incorporation of Shan Xi Lv Bao Environmental Eco Industry Management Ltd. ("Lv Bao"). Lv Bao entered a Plan of Exchange with Registrant on November 8, 2006, which was reported on Form 8-k on November 8, 2006. Ms. Ding currently serves as the Chairman of Lv Bao.

Mr. Lu, Wei Sheng— Director

Mr. Lu is nominated as a Director of the Board. Mr. Lu is 33 years old. He graduated from Xi An Highway Construction College with a degree in logistics. Mr. Lu has over 10 years working experience in the auto parts industry. He started his own business in 1998 where he was engaged in retail sales of auto parts, and auto maintenance and shipping. In 2002, Mr. Lu founded Shaan Xi Yong Feng Hang Auto Sales Co. Ltd. where he focused on marketing and refined his marketing skills. As a result of Mr. Lu's leadership, Shaan Xi Yong Hang Auto Sales Co. Ltd. is currently a profitable and viable enterprise.

Tian, Wei— Director
Mr. Tian   is appointed as Chief Financial Officer of the Company. He is also a nominee for Director of the Board. Mr. Tian was born in 1973. He has experience in the accounting and banking industries. From 1991 to 2002, Mr. Tian worked in the Chinese State Commercial Bank, Xi An Branch. He began his employment at Li Bao Ecological in 2002. In addition, Mr. Tian works as a coordinator and assistant to the General Manager of Li Bao Ecological.

There is no family relationship existing amongst the officers and directors of DPPT. None of DPPT's directors hold any other directorship or are nominated or chosen to become directors in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, 15 U.S.C. 80a-1, et seq., as amended.

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there are only five (5) directors serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of the Company's directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended June 30, 2007. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

H. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 8, 2006, the Company and predecessor of the Company, executed a Plan of Exchange (the "Agreement"), between and among the Company, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Company (the "Majority Shareholder").

Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Company tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Company. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

I. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Common Stock

The Company currently has 100,000,000 authorized shares of Common Stock, par value $.001.   The holders of shares of Common Stock have one vote per share. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect. None of the shares have preemptive or cumulative voting rights, have any rights of redemption or are liable for assessments or further calls. The holders of Common Stock are entitled to dividends, in cash, stock or otherwise, when and as declared by the Board of Directors from funds legally available, and upon liquidation of the Company to share pro rata in any distribution to shareholders.

Preferred Stock

 The Company currently has 100,000 authorized shares of Preferred Stock, par value $.001. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each series, and to fix the designation, and powers, including voting rights, if any, preferences, and rights of the shares of each series, and any qualifications, limitations, or restrictions thereof.

(1)	Conversion into Common Stock.

(a)
Right to Convert. Each share of Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after one year from the date of issuance (the “Conversion Date”) into fifty (50) shares of fully paid and non-assessable shares of Common Stock (the “Conversion Ration”).

(b)
Mechanics of Conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Convertible Preferred Stock to be converted, duly endorsed or the Corporation or of any transfer agent, and shall give written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Convertible Preferred Stock to be converted.

(c)	Adjustment to Conversion Ratio.

(i)
Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holder of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Convertible Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder’s shares of Convertible Preferred Stock into shares of Common Stock pursuant to this Section 3 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Convertible Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder’s rights pursuant to Section 4 (a). Unless otherwise set forth by the Board of Directors, the Conversion Ratio shall not be affected by a stock dividend or subdivision (stock split) on the Common Stock of the corporation, or a stock combination (reverse stock split) or stock consolidation by reclassification of the Common Stock. However, once the Convertible Preferred Stock has been converted to Common Stock, it shall be subject to all corporate actions that affect or modify the common stock.

(d)
No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, this Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Convertible Preferred Stock against impairment.

(e)
Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio of the Convertible Preferred Stock pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment and readjustment, (ii) the Conversion Ratio for the Convertible Preferred Stock at the time in effect and (iii) the number of share of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Convertible Preferred Stock.

(f)
Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Convertible Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

(g)
Common Stock Reserve. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Convertible Preferred Stock.

(2)
Voting Rights. Except as otherwise required by law, the holders of Convertible Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders’ meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of each series of Preferred Stock shall have one vote for each full share of Common Stock into which a share of such series would be convertible on the record date for the vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date.

(3)
Reissuance. No share or shares of Convertible Preferred Stock acquired by the Corporation by reason of conversion, all such shares thereafter shall be returned to be the status of unissued shares of Convertible Preferred Stock of the Corporation.

Dividend Policy

The Company does not anticipate paying any cash dividends on its common stock in the foreseeable future because it intends to retain its earnings to finance the expansion of its business. Thereafter, declaration of dividends will be determined by the Board of Directors in light of conditions then existing, including without limitation the Company's financial condition, capital requirements and business condition.
Issuance of Common Stock and Preferred Stock for acquisition

Pursuant to the Agreement, dated November 8, 2006, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

J. FINANCIAL AND OTHER INFORMATION

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2008 AND JUNE 30, 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	March 31, 2008	June 30, 2007
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$2,968,254	$2,775,361
Billed accounts receivable, net	498,419	103,953
Unbilled accounts receivable	1,940,517	98,804
Amount due from stockholders	-	39,080
Other receivables and prepayments	-	2,100

Total current assets	5,407,190	3,019,298

Property, plant and equipment, net	454,988	470,960
Intangible asset	170,887	-

TOTAL ASSETS	$6,033,065	$3,490,258

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$-	$393,455
Deferred tax liabilities	590,958	-
Income tax payable	349,366	201,545
Amount due to stockholders	35,264	-
Other payables and accrued liabilities	358,592	79,724

Total current liabilities	1,334,180	674,724

MINORITY INTEREST	239,290	141,044

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value; 100,000 shares authorized; 100,000 shares issued and outstanding	100	100
Common stock, $0.001 par value; 100,000,000 shares authorized; 30,662,114 and 28,662,114 shares issued as of March 31, 2008 and June 30, 2007	30,662	28,662
Additional paid-in capital	2,191,732	1,151,049
Deferred compensation	(119,179)	(236,250)
Stock subscription receivables	(765,000)	-
Accumulated other comprehensive income	467,731	168,372
Statutory reserves	239,955	155,661
Retained earnings	2,413,594	1,406,896

Total stockholders’ equity	4,459,595	2,674,490

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,033,065	$3,490,258

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE THREE AND NINE MONTHS ENDED MARCH 31, 2008 AND 2007
 (Currency expressed in United States Dollars (“US$”))
(unaudited)

	Three months ended March 31,		Nine months ended March 31,
	2008	2007	2008	2007

REVENUES, NET:
Projects	$5,807,891	$385,966	$8,993,913	$2,447,211
Products	1,316,520	-	1,316,520	-
	7,124,411	385,966	10,310,433	2,447,211

COST OF REVENUE:
Projects	3,990,155	241,609	6,131,516	1,573,202
Products	824,062	-	824,062	-
	4,814,217	241,609	6,955,578	1,573,202

GROSS PROFIT	2,310,194	144,357	3,354,855	874,009

OPERATING EXPENSES:
Consulting and professional fees	90,325	13,200	408,294	56,150
Research and development	21,503	-	114,683	-
Allowance for doubtful accounts	475,801	-	369,685	-
General and administrative	93,553	94,101	271,521	314,842
Total operating expenses	681,182	107,301	1,164,183	370,992

INCOME FROM OPERATIONS	1,629,012	37,056	2,190,672	503,017

OTHER INCOME:
Interest income	622	50	1,441	296

INCOME BEFORE INCOME TAXES	1,629,634	37,106	2,192,113	503,313

Income tax expenses	(810,231)	(80,038)	(1,002,875)	(212,999)
Minority interest	(53,105)	(5,223)	(98,246)	(26,887)

NET INCOME (LOSS)	$766,298	$(48,155)	$1,090,992	$263,427

Other comprehensive income:
- Foreign currency translation gain	177,954	39,766	299,359	46,013

COMPREHENSIVE INCOME	$944,252	$(8,389)	$1,390,351	$309,440

Net income per share – Basic and diluted	$0.02	$(0.00)	$0.04	$0.01

Weighted average number of shares outstanding during the period – Basic and diluted	30,662,114	27,438,128	30,225,750	26,308,025

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
 (Currency expressed in United States Dollars (“US$”))
(unaudited)

	Nine months ended March 31,
	2008	2007
Cash flows from operating activities:
Net income	$1,090,992	$263,427
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Minority interest	98,246	26,887
Depreciation	64,597	78,909
Allowance for doubtful accounts	369,685	-
Rent expense, non-cash	19,663	-
Stock-based compensation	375,091	210,000
Deferred tax expense	532,700	74,360
Changes in operating assets and liabilities:
Billed accounts receivable	(739,370)	260,856
Unbilled accounts receivable	(1,757,815)	(671,991)
Other receivables and prepayments	2,100	-
Accounts payable	(409,641)	-
Income tax payable	159,103	(147,410)
Other payables and accrued liabilities	98,956	421,735

Net cash (used in) provided by operating activities	(95,693)	516,773

Cash flows from investing activities:
Purchase of property, plant and equipment	(10,532)	(163,958)
Net cash used in investing activities	(10,532)	(163,958)

Cash flows from financing activities:
Cash received from reverse acquisition	-	628,773
Repayments of advances from stockholders	62,881	120,895
Net cash provided by financing activities	62,881	749,668

Effect of exchange rate changes on cash and cash equivalents	236,237	46,013
NET CHANGE IN CASH AND CASH EQUIVALENTS	192,893	1,148,496

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,775,361	563,374

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,968,254	$1,711,870

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest expenses	$-	$-
Cash paid for income taxes	$843,772	$286,049

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE NINE MONTHS ENDED MARCH 31, 2008
 (Currency expressed in United States Dollars (“US$”), except for number of shares)
(unaudited)

	Series “A” Preferred Stock		Common stock
	No. of shares	Amount	No. of shares	Amount	Additional paid-in capital	Deferred compensation	Stock subscription receivable	Accumulated other comprehensive income	Statutory reserve	Retained earnings	Total equity

Balance as of July 1, 2007	100,000	$100	28,662,114	$28,662	$1,151,049	$(236,250)	$-	$168,372	$155,661	$1,406,896	$2,674,490

Fair value of stock options issued for services, non-cash	-	-	-	-	258,020	(106,433)	-	-	-	-	151,587

Common stock issued for options exercised	-	-	2,000,000	2,000	763,000	-	(765,000)	-	-	-	-

Rent expenses for office maintained by shareholder, non-cash	-	-	-	-	19,663	-	-	-	-	-	19,663

Recognition of stock-based compensation expenses for the period	-	-	-	-	-	223,504	-	-	-	-	223,504

Net income for the period	-	-	-	-	-	-	-	-	84,294	1,006,698	1,090,992

Foreign currency translation adjustment	-	-	-	-	-	-	-	299,359	-	-	299,359

Balance as of March 31, 2008	$$100,000	$100	$30,662,114	$30,662	$2,191,732	$(119,179)	$(765,000)	$467,731	$239,955	$2,413,594	$4,459,595

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－1	BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with both generally accepted accounting principles for interim financial information, and the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting of normal recurring accruals) that are, in the opinion of management, considered necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

The condensed consolidated financial statements and related disclosures have been prepared with the presumption that users of the interim financial information have read or have access to our annual audited consolidated financial statements for the preceding fiscal year. Accordingly, these condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and the related notes thereto contained in the Annual Report on Form 10-KSB for the year ended June 30, 2007.

NOTE－2	ORGANIZATION AND BUSINESS BACKGROUND

Environment Ecology Holding Company of China (the “Company”) was incorporated under the laws of the State of Florida on September 14, 1989 as “First New York Investments, Inc.” On November 25, 1996, the Company changed its name to “Computer Access International, Inc.” On March 31, 2005, the Company changed its name to “Dispatch Auto Parts, Inc.” On November 2, 2007, the Company further changed its name to “Environment Ecology Holding Company of China.”

On November 8, 2006, the Company entered a stock exchange transaction with Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) and the transaction was effectively completed on February 6, 2007. Lv Bao was registered as a limited liability company in the People’s Republic of China (the “PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773).  Its principal activity was investment holding in Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Upon completion of the plan of exchange, Lv Bao became a wholly-owned subsidiary of the Company.

On August 30, 2006, the owners of Lv Bao entered into an exchange agreement with the owners of Li Bao. This exchange transaction involved that Li Bao’s equity owners transferred the aggregate equity interest of 93.57% of the registered capital of Li Bao (equivalent to RMB65,500,000) to Lv Bao. The transaction was an exchange of shares and no cash or other assets were exchanged in the transaction was taken place. Upon the completion of the equity transfer, Li Bao became an operating subsidiary of Lv Bao with 93.57% controlling interest.

These transactions have been accounted for as a reverse acquisition and recapitalization of the Company, through a wholly-owned subsidiary, Lv Bao, whereby Li Bao is deemed to be the ultimate accounting acquirer (legal acquiree) and the Company to be the ultimate accounting acquiree (legal acquirer).

The Company, through its subsidiaries, mainly engages in the provision of landscape engineering service in the PRC.

In September 2007, Li Bao acquired the technical know-how on the Walnut Plantation Technology from an independent party, the Research Center in the PRC. Starting from January 1, 2008, the Company has commenced in the operation in Walnut plantation.

The Company, Lv Bao and Li Bao are hereinafter referred to as (the “Company”).

NOTE－3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these condensed consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

●	Basis of consolidation

The condensed consolidated financial statements include the financial statements of the Company, Lv Bao and Li Bao.

All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

●	Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract. The Company recognizes these revenues in the period that the service is provided.

(a)           Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as receipt in advance.

(b)	Sale of products

The Company derives revenues from the sales and production of walnut products. The Company recognizes its revenues net of value added taxes (“VAT”). The Company is subject to VAT at the rate of 6% on the invoiced value of sales. Output VAT is borne by customers in addition to the invoiced value of sales while input VAT is not allowed for deduction from the invoiced value of purchases.

(c)	Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cost of revenue

Cost of revenue primarily includes purchase of raw materials for landscape design and engineering projects, manufacturing cost of walnut products, sub-contracting charges and direct overhead.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Billed and unbilled accounts receivable and allowance for doubtful accounts

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of March 31, 2008, the Company has determined an allowance $498,419 for doubtful accounts.

Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next twelve months.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

●	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value
Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

●	Intangible asset

Intangible asset refers to the purchased technical know-how in the Walnut plantation technology acquired from the Research Center in the PRC, an independent party at its historical cost. Purchased technical know-how includes secret formulas, manufacturing processes, technical and procedural manuals, with an indefinite useful life. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets”, if an intangible asset is determined to have an indefinite useful life, it should not be amortized until its useful life is determined to be no longer indefinite. The asset’s remaining useful life should be reviewed each reporting period. If such an asset is later determined to have a finite useful life, the asset should be tested for impairment. That asset should then be amortized prospectively over its estimated remaining useful life and accounted for in the same way as intangible assets subject to amortization. An intangible asset that is not subject to amortization should be tested for impairment at least annually.

The Company evaluates the recoverability of identifiable intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

●	Valuation of long-lived assets

Long-lived assets primarily include property, plant and equipment and intangible asset. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company periodically reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. Determining the fair value of long-lived assets includes significant judgment by management, and different judgments could yield different results. There has been no impairment as of March 31, 2008.

●	Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying condensed consolidated statement of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28, “Interim Financial Reporting” and as interpreted by FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods.” The Company has determined an estimated annual effective tax rate. The rate will be revised, if necessary, as of the end of each successive interim period during the Company’s fiscal year to the Company’s best current estimate. The estimated annual effective tax rate is applied to the year-to-date ordinary income at the end of the interim period.

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the condensed consolidated statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The Company adopted FIN 48 and has determined that the adoption did not have an impact on the Company’s financial position, results of operations, or cash flows.

●	Net income (loss) per share

The Company calculates net income (loss) per share in accordance with SFAS No. 128, “Earnings per Share”. Basic income (loss) per share is computed by dividing the net income (loss) by the weighted-average number of common shares outstanding during the period. Diluted income (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the condensed consolidated statement of operations.

The reporting currency of the Company is the United States dollar ("US$"). The Company's subsidiaries in the PRC, Li Bao and Lv Bao maintain their books and records in the local currency, the Renminbi (“RMB”), which is functional currency as being the primary currency of the economic environment in which these entities operate.

In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not the US$ are translated into US$, in accordance with SFAS No 52, “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

Translation of amounts from RMB into US$ has been made at the following exchange rates for the respective period:

	2008	2007

Months end RMB:US$ exchange rate	7.0222	7.6248
Average monthly RMB:US$ exchange rate	7.3222	7.8285

●	Stock-based compensation

The Company adopts SFAS No. 123(R), “Share-Based Payment” using the fair value method. Under SFAS No. 123(R), the stock-based compensation is measured using the Black-Scholes Option-Pricing model on the date of grant. The fair value of stock-based compensation that is expected to vest is recognized using the straight-line method over the requisite service period.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. As of March 31, 2008, the Company operates one reportable segment. Starting from January 1, 2008, the Company has commenced the business in the Walnut plantation in the PRC.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, billed accounts receivable, unbilled accounts receivable, other receivable, amount due to stockholders, income tax payable, deferred tax liabilities, other payables and accrued liabilities.

As of the balance sheet date, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

●	Recently issued accounting standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS No. 159"). SFAS No. 159 permits entities to choose to measure, on an item-by-item basis, specified financial instruments and certain other items at fair value. Unrealized gains and losses on items for which the fair value option has been elected are required to be reported in earnings at each reporting date. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, the provisions of which are required to be applied prospectively. The Company believes that SFAS 159 should not have a material impact on the consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), "Business Combinations" ("SFAS No. 141R"). SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160" ("SFAS No. 160"). SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS No. 160 should not have a material impact on the consolidated financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

NOTE－4	BILLED ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required.

	March 31, 2008	June 30, 2007
		(audited)

Billed accounts receivable, gross	$996,838	$207,906

Less: allowance for doubtful accounts	(498,419)	(103,953)
Billed accounts receivable, net	$498,419	$103,953

For the nine months ended March 31, 2008, the Company has recorded an allowance of $369,685 for doubtful accounts.

During the nine months ended March 31, 2008, the Company collected the long overdue balance of $207,906 from the customer and reversed an allowance for doubtful accounts accordingly.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－5	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	March 31, 2008	June 30, 2007
		(audited)

Leasehold improvement	$167,062	$157,348
Plant and machinery	442,712	442,713
Office equipment	189,488	188,670
Motor vehicles	40,467	40,467
Foreign translation difference	113,116	38,232
	952,845	867,430

Less: accumulated depreciation	(461,066)	(379,780)
Less: foreign translation difference	(36,791)	(16,690)
Property, plant and equipment, net	$454,988	$470,960

Depreciation expense for the three months ended March 31, 2008 and 2007 were $11,861 and $18,208, respectively.

Depreciation expense for the nine months ended March 31, 2008 and 2007 were $64,597 and $65,593, respectively.

NOTE－6	INTANGIBLE ASSET

It represented the Walnut plantation technology acquired from an independent party, the Research Center in the PRC. This technical know-how is stated at the historical cost of $170,887 (approximately RMB1,200,000) with an indefinite useful life.

NOTE－7	AMOUNT DUE TO A STOCKHOLDER

The amount due to a stockholder, Mr. Liu, Sheng Li represented unsecured advances which was interest-free and repayable in next twelve months. The imputed interest on the amount due to a stockholder was not significant.

NOTE－8	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following:

	March 31, 2008	June 30, 2007
		(audited)

Government levy payables	$9,592	$29,257
Accrued payments to vendors and contract related accruals	148,559	13,863
Welfare payables	14,454	3,604
Payable for technical know-how	170,887	-
Accrued expenses	15,100	33,000
Other payables and accrued liabilities	$358,592	$79,724

The accrued payments to vendors and contract related accruals are primarily the accrual for the uncompleted contracts as of March 31, 2008. These accruals are expected to be paid in the next quarter.

NOTE－9	INCOME TAXES

The Company is registered in the United States of America and has operations in 2 tax jurisdictions: the United States of America and the PRC. The operation in the United States of America has incurred net operating losses for income tax purposes. The Company generated substantially its net income from its PRC operation through the subsidiaries in the PRC and has recorded income tax provision for the nine months ended March 31, 2008 and 2007.

The provision for income taxes consists of the following:

	Nine months ended March 31,
	2008	2007

Current tax	$1,558,429	$138,639
Deferred tax (expenses) benefit	(555,554)	74,360
Income tax expenses	$1,002,875	$212,999

The components of income before income taxes and minority interest subject to U.S. and PRC tax are as follows:
	Nine months ended March 31,
	2008	2007
Jurisdiction:
Loss subject to U.S. tax	$(343,103)	$(223,200)
Income subject to from PRC tax	2,615,093	726,513
Income before income taxes and minority interest	$2,271,990	$503,313

United States of America

The Company is registered in the State of Florida and is subject to United States of America tax law.

As of March 31, 2008, the U.S. operation had $343,103 of net operating losses available for federal tax purposes, which are available to offset future taxable income. The net operating loss carry forwards begin to expire in 2028. The Company has provided for a full valuation allowance for any future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The PRC

All the Company’s PRC subsidiaries are subject to the Enterprise Income Tax governed by the Income Tax Law of the People’s Republic of China. Under the PRC Income Tax Laws, both companies are generally subject to enterprise income tax (“CIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

On March 16, 2007, the National People’s Congress approved the Corporate Income Tax Law of the People’s Republic of China (the “New CIT Law”). The new CIT Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises with effect from January 1, 2008. Starting from January 1, 2008 Li Bao is entitled to the tax rate reduction from 33% to 25% that may impact the carrying value of deferred tax assets as a result of new tax rate. Under the New CIT Law, Lv Bao, as a foreign investment enterprise continues to enjoy the unexpired tax holidays from a full exemption of income tax for the first two profit making years with a 50% exemption of income tax for the next three years.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes and minority interest of PRC operations for the nine months ended March 31, 2008 and 2007 are as follows:

	Nine months ended March 31,
	2008	2007

Income before income taxes and minority interest	$2,615,093	$726,513
Statutory income tax rate	25%	33%
	653,773	239,749
Less: items not subject to tax purpose
- Difference in tax rate	138,600	-
- Provision and accrued liabilities	210,502	26,750
Income tax expenses	$1,002,875	$212,999

The following table sets forth the significant components of the aggregate net deferred tax assets and liabilities of the Company as of March 31, 2008:

March 31, 2008
Deferred tax liabilities:
Unbilled accounts receivables	$590,958

Deferred tax asset:
Net operating loss carryforwards	230,355
Less: valuation allowance	(230,355)
Net deferred tax liabilities	$590,958

NOTE－10	STOCK-BASED COMPENSATION

(a)         Common stock issued for future services to be rendered

On January 26, 2007, the Company issued 1,000,000 shares of common stock for business advisory services to be rendered, to Greentree Financial Group, Inc, in a term of 2 years effective from July 1, 2006 ending June 30, 2008, The fair value of this stock issuance was determined using the fair value of the Company’s common stock on the grant date, at a price of $0.51 per share. The Company calculated the cost of $510,000 at its fair value and amortized over the service period of 2 years. The Company recognized $191,250 to the statements of operations for the nine months ended March 31, 2008. As of March 31, 2008, the unrecognized cost is recorded as deferred compensation amounting to $45,000.

(b)           2007 Benefit Plan

On July 13, 2007, the Company approved the 2007 Benefit Plan (“2007 Plan”). Pursuant to the 2007 plan, the Company would grant a maximum of 5,000,000 share options to employees and non-employee eligible individuals, either as non-statutory stock option or incentive stock option.

On August 13, 2007, the Company authorized to grant a total of 2,000,000 options to 3 consultants for service to be rendered under the 2007 Plan. All of the options were exercisable at 75% of the market price at the time of exercise for a period of 1 year from grant date and have a life of 1 year. All options will vest immediately upon the exercise hereof..

A schedule of the options as of March 31, 2008 is as follows:

	No. of options	Weighted average exercise price

Options outstanding as of July 1, 2007	-	$-
Granted in August 2007	2,000,000	0.3825
Exercised in August 2007	(2,000,000)	0.3825

Options outstanding as of March 31, 2008	-	$-

Options exercisable as of March 31, 2008	-	$-

The weighted-average grant-date fair value of options granted during the period ended March 31, 2008 were $0.129 per share. These options were valued at an aggregate of $258,020 at the weighted average exercise price of $0.3825 and to be amortized over a weighted average service period of 2.2 years. The fair value for the options granted was estimated at the date of grant using the Black-Scholes Option Pricing model with the following assumptions:

Risk-free interest rate (per annum)	4.75%
Expected life (in years)	0.08
Expected volatility	0%
Expected dividend yield	0%

The Company recognized $183,841 of stock-based compensation to operations for the nine months ended March 31, 2008 by applying the fair value method in accordance with SFAS No. 123(R).

As of March 31, 2008, there was $74,179 of unrecognized non-cash compensation cost related to services to be rendered in future periods, which will be recognized on a straight-line basis, over a weighted average period of 1.7 years.

On August 30, 2007, the aggregate amount of 2,000,000 options was exercised at $0.3825, which represented 75% of the market price as of August 31, 2007. During the period ended March 31, 2008, 2,000,000 shares were issued with a fair value of $765,000 in exchange for services rendered. $2,000 was recorded as an increase in common stock for par value and $763,000 in additional paid-in capital. As of March 31, 2008, the cash receipt from stock subscription was not received and recorded $760,000 as stock subscriptions receivables in the equity section of the consolidated balance sheet.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2008 AND 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－11	CONCENTRATION AND RISK

(a)           Major customers and vendors

For the nine months ended March 31, 2008 and 2007, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

For the three months ended March 31, 2008, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers		Revenues	Percentage of revenues		Accounts receivable, gross

Customer A		$1,612,689	31%		$406,964
Customer C		1,004,443	19%		411,399
Customer D		921,266	18%		-
	Total:	$3,538,398	68%	Total:	$818,363

Vendors		Purchases	Percentage of purchases		Accounts Payable

Vendor A		$1,202,000	40%		$-
Vendor B		1,744,670	58%		-
	Total:	$2,946,670	98%	Total:	$-

For the nine months ended March 31, 2008, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers		Revenues	Percentage of revenues		Accounts receivable, gross

Customer A		$2,201,133	25%		$406,964
Customer B		2,236,444	25%		20,231
Customer C		1,360,005	15%		411,399
Customer D		901,724	10%		-
	Total:	$6,699,306	75%	Total:	$838,594

Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$2,318,015	47%		$-
Vendor B		2,200,238	45%		-
	Total:	$4,518,253	92%	Total:	$-

For the three months ended March 31, 2007, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customer		Revenues	Percentage of revenues		Accounts receivable, gross

Customer A		$174,578	100%		$-
	Total:	$174,578	100%	Total:	$-

Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$111,140	46%		$-
Vendor B		77,315	32%		-
	Total:	$188,455	78%	Total:	$-

For the nine months ended March 31, 2007, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers		Revenues	Percentage of revenues		Accounts receivable, gross

Customer A		$708,203	29%		$-
Customer B		410,771	17%		-
Customer C		388,852	16%		-
Customer D		300,608	12%		-
Customer E		283,993	12%		-
	Total:	$2,092,427	86%	Total:	$-

Vendors		Purchases	Percentage of purchases		Accounts Payable

Vendor A		$883,469	56%		$-
Vendor B		495,561	32%		-
	Total:	$1,379,030	88%	Total:	$-

(b)         Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

(c)         Exchange rate risk

The reporting currency of the Company is US$, to date the majority of the revenues and costs are denominated in RMB and a significant portion of the assets and liabilities are denominated in RMB. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and RMB. If RMB depreciates against US$, the value of RMB revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose to substantial market risk.

NOTE－12            COMMITMENTS

The Company currently does not have any formal rent agreements. Mr. Liu, Sheng Li, the major shareholder of the Company maintained the office premises and provided office services without charge to the Company. The Company recorded rent expense of $19,663 and $0 as a non-cash transaction at its current market fair value for the nine months ended March 31, 2008 and 2007 and credited to additional paid-in capital, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPER ATIONS FOR THE THREE AND NINE MONTHS ENDED MARCH 31, 2008 AND 2007

The following discussion should be read in conjunction with the consolidated financial statements included in this report and is qualified in its entirety by the foregoing.

FORWARD LOOKING STATEMENTS

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract. The Company recognizes these revenues in the period that the service is provided.

(a)            Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as receipt in advance.

(b)	Saleof products

The Companyderives revenues from the sales and production of walnut products. The Companyrecognizes its revenues net of value added taxes(“VAT”). The Company is subject to VAT at the rateof 6% on the invoiced value of sales. Output VAT is borne by customers in addition to the invoiced value of sales whileinput VAT is not allowed for deduction from the invoiced value of purchases.

(c)	Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

Billed and unbilled accounts receivable

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. An allowance for doubtful accounts is established and determinedbased on managements’assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of March 31, 2008, the Company has determined an allowance$498,419 for doubtful accounts.

Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the nexttwelvemonths.

Property, Plant, and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value
Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

RESULTS OF OPERATIONS

Revenues

Net revenues for the three and nine months ended March 31, 2008 were $7,124,411 and $10,310,433, respectively, consisting of the revenues from landscaping projects, which were $5,807,891 and $8,993,913 for the three and nine ended March 31, 2008, respectively, and the revenues from sales of products, which were $1,316,520 for both periods ended March 31, 2008. The increase in revenues from landscaping projects by $5,421,925 and $6,546,702 for the three and nine months ended March 31, 2008, respectively, compared to net revenues of $385,966 and $2,447,211 for the three and nine months ended March 31, 2007, respectively, primarily attributable to the new contracts with total contract amount of approximately $10,000,000 signed within the current fiscal year starting from June 30, 2007. The revenues were recognized based on the percentage of completion. The Company had no revenues from sales of products for the same periods ended March 31, 2007 due to the operation in Walnut plantation commencing on January 1, 2008.

The Company encountered the risk from concentration due to approximately 75% of total revenues from the four customers for both three and nine months ended March 31, 2008. The table below shows the summary of each customer.

Name of Customers	Percentage of Revenues		Projects	Contract Amount	Contract Period
	For the three months ended March 31, 2008	For the nine months ended March 31, 2008
Xi An High-Tech Industrial Development Zone	7%	25%	Landscaping Construction	$2,782,630	April 7, 2007 - December 30, 2008
Shaanxi Truck Manufacture Co. Ltd.	31%	25%	Landscaping Construction	$1,973,510	December 1, 2007 - April 1, 2009
Shaanxi Chi-Yu River Resorts	19%	15%	Landscaping Construction	$3,237,332	December 1, 2007 - April 30, 2009
Beijing Jian Gong Group Olympics National Park	18%	10%	Sales of plants	N/A	N/A

All the projects were protected by the enforceable contracts. The Company usually provides the clients with full services including design, construction and maintenance. The Company has its own designers experienced in landscaping. The effects from humanism, history and local climate will be integrated in the design. The documents provided by the Company include the floor plan, effect layout, construction blueprint. The profit margin due to the project design ranges from 1% to 5%, which was included in the contract price without separate charge. The construction will be conducted by the Company after the construction blueprint is approved by the clients. The profit margin due to the project construction is approximately 30%.

The lifecycle of a project is determined by the project's magnitude, which would be clearly described in the contracts case by case. In most cases, the construction periods could cover two years, including construction in the first year and maintenance in the second year. The Company applies the percentage-of-completion method to recognize revenues for the projects. Therefore, approximately 90% of the contract amount will be recognized in the first year according to the percentage of completion, and approximately 10% of the contract amount will be recognized in the second year of the project reflecting the maintenance services.

As shown in the table, most of the projects will not be completed within the next twelve months, providing the Company with sufficient cash flows from operation based on the contracts on hand. The Company believes the more projects completed, the more new customers obtained in the future due to the growth of the Company's experiences and reputation. However, if the Company fails to bring the new customers after the completion of the current projects, the Company will be unable to maintain profitability. The Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition. In addition, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

Cost of Revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead. Cost of plants and direct labor would be examples of cost of revenue. In addition, cost of revenue will be affected by the amendment of initially approved proposals due to either the clients' request or overages encountered during the construction process. Such overages will include additional underground construction, the complexity of the environment, and the survival rate of the plants. During the three and nine months ended March 31, 2008, we had $4,814,217 and $6,955,578 in cost of revenues, respectively, of which the cost of landscaping projects were $3,990,155, or 68.7% of the corresponding revenues, and $6,131,516, or 68.2% of the corresponding revenues, respectively. The cost of revenues from the sales of products was $824,062, or 62.6% of revenues, for both three and nine months ended March 31, 2008. Comparatively, for the three and nine months ended March 31, 2007, we had $241,609 and $1,573,202 in cost of revenues, respectively, which were approximately 62.6% or 64.3% of revenues in the corresponding periods. The cost of revenue as a percentage of landscaping projects revenue was slightly increased during the three and nine months ended March 31, 2008, compared to the same periods ended March 31, 2007, primarily attributable to more government projects taken during the three and nine months ended March 31, 2008, which have smaller profit margin than those of non-government projects. The Company does not expect such increasing trend to continue in the future because the Company expects to lower the cost of revenue by diversifying the raw materials to different suppliers, controlling the charges of sub-contracting, and devoting more time to consulting services.

Income / Loss

The Company had net incomes of $766,298 and $1,090,992 for the three and nine months ended March 31, 2008, respectively, compared to the net loss of $48,155 and net income of $263,427 for the same periods ended March 31, 2007. The net incomes for both three and nine months ended March 31, 2008 were due primarily to the increase in revenues, resulting sufficient gross profit to cover the operating expenses. The net loss for the three months ended March 31, 2007 due primarily to the non-cash consulting expenses, which were $60,000 for the three months ended March 31, 2007. The non-cash consulting expenses were the result of the issuance of 1,000,000 shares of common stock for services. The shares were valued based on the market price on the date of the stock grant, resulting in total expenses of $510,000 for services rendered, which was booked pro rata within the relative service periods. The net income for the nine months ended March 31, 2007 was primarily attributable to sufficient gross profits to cover the operating expenses in this period.

Expenses

Selling, general and administrative expenses for the three and nine months ended March 31, 2008 were $681,182 and $1,164,183, respectively, increased by $573,881 and $793,191, compared to operating expenses of $107,301 and $370,992 for the same periods ended March 31, 2007, respectively. The increases in operating expenses in the three and nine months ended March 31, 2008 were primarily attributable to the non-cash compensation, which were $375,091 for the nine months ended March 31, 2008, of which $191,250 resulting from the issuance of 1,000,000 shares of common stock for business advisory services in a term of 2 years effective from July 1, 2006 ending June 30, 2008, which are in connection with general management consulting and advisory services including, but not limited to, the following:

-	Advise on matters relating to our structure, management, operation and subsidiaries;
-	Advise on and assistance with preparation of a new business plan and a future growth strategy;

-	Assistance with preparation of applicable filings with the SEC, such as Forms 10-Q, 10-K, 8-K, and Schedule 14C, etc. and answering comments from the SEC, if any;
-	EDGAR services;
-	Assistance with preparation of applicable filings with the SEC, such as Forms 10-Q, 10-K, 8-K, and Schedule 14C, etc. and answering comments from the SEC, if any;
-	EDGAR services;
-              Provide necessary professional services and support as an international liaison for Company to third-party service providers, including coordination amongst the Company and their related attorneys and CPAs;
-             Advise on procedures, regulations, and compliance of a public listed company;

The shares were valued based on the market price on the date of the stock issued and booked pro rata within the relative service periods. The other non-cash compensation of $183,841 resulted from a total of 2,000,000 options granted to 3 consultants for services to be rendered under the 2007 Benefit Plan, which were valued at the date of grant using the Black-Scholes option pricing model and booked pro rata within the relative service periods. In addition, the Company recorded allowance for doubtful accounts of $475,801 and $369,685 for the three and nine months ended March 31, 2008, respectively, after the evaluation for the uncollectibility of specifically identified amounts.

The other selling, general and administrative expenses during the three and nine months ended March 31, 2008 were $93,553 and $271,521, respectively, including salaries, traveling and office expenses, bank charges in both periods. The Company also had research and development expense of $21,503 and $114,683 accrued in connection with the application of the Walnut plantation technology for the three and nine months ended March 31, 2008, respectively.

Impact of Inflation

The Company believes that inflation has had a negligible effect on operations during these periods. The Company believes that the Company can offset inflationary increases in the cost of revenue by increasing revenue and improving operating efficiencies.

Liquidity and Capital Resources

Cash flows used in operating activities were $95,693 for the nine months ended March 31, 2008, compared to cash flows of $516,773 from operation for the nine months ended March 31, 2008. Cash flows used in operations during the nine months ended March 31, 2008 were due primarily to the increases in billed and unbilled accounts receivable by $739,370 and $1,757,815, respectively, the decrease in accounts payable by $409,641, partially offset by the net income of $1,090,992.

Billed accounts receivable as of March 31, 2008 increased from $103,953 to $498,419. The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions.  The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible.  If actual collections experience changes, revisions to the allowance may be required.  Based upon the aforementioned criteria, the allowance for doubtful accounts was $369,685 for the nine months ended March 31, 2008.

The Company applies the percentage-of-completion method under SOP81-1 to recognize revenues for landscape design and construction projects. There were six major contracts with total contract value of approximately $7,487,545 completed during nine months ended March 31, 2008 on which $1,761,331 of invoices were unbilled, which will be billed as soon as the clients agree with the progress of the projects.

For these contracts, contract costs of completed contracts have been fully incurred and the extent of progress toward completion was almost finished. Therefore, the total contract amount had been fully recognized in accordance with the percentage-of-completion method.  Unbilled accounts receivable as of March 31, 2008 comprised principally amounts of revenue recognized on contracts for which invoices have not been issued.

During the nine months ended March 31, 2007, cash flows from operations were due primarily to the net income of $263,427, the collection of billed accounts receivable by $260,856, less an increase in unbilled accounts receivable of $671,991 and the increase in other payables and accrued liabilities by $421,735, partially offset by the increase in unbilled accounts receivable by $671,991 during the nine months ended March 31, 2007.

Cash flows used in investing activities for the nine months ended March 31, 2008 and 2007 were $10,532 and $163,958, respectively, due primarily to the purchase of property and equipment during both periods.

Cash flows provided by financing activities were $62,881 and $749,668 for the nine months ended March 31, 2008 and 2007, respectively, due primarily to advance from a shareholder for both periods. In addition, during the nine months ended March 31, 2008, the Company had cash of $628,773 received from reverse acquisition.

The Company projects that the Company will need additional capital to fund operations over the next 12 months. The Company anticipates the Company will need approximately $2,000,000 for the two years thereafter.

Overall, the Company has funded its cash needs during the nine months ended March 31, 2008 from the receipt of revenues. If the Company is unable to maintain profitability, the Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition.

The Company had cash of $2,968,254 on hand and a working capital of $4,073,010 as of March 31, 2008. Currently, the Company has enough cash to fund its operations for about six months. This is based on the projected revenues and working capital. However, if the projected revenues fall short of needed capital the Company may not be able to sustain its capital needs. The Company will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. The Company's current level of operations would require capital of approximately $2,000,000 per year thereafter. Modifications to the Company's business plans may require additional capital to operate. For example, if the Company is unable to raise additional capital in the future, the Company may need to curtail is number of projects offers or limit its marketing efforts to the most profitable geographical areas. This may result in lower revenues and market share for the Company. In addition, there can be no assurance that additional capital will be available to the Company when needed or available on terms favorable.

    On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. The Company's current capital and revenues are insufficient to fund such expansion. If the Company chooses to launch such an expansion campaign, the Company will require substantially more capital. The funds raised from this offering will also be used to market the Company's products and services as well as expand operations and contribute to working capital. However, there can be no assurance that the Company will be able to obtain additional equity or debt financing in the future, if at all. If the Company is unable to raise additional capital, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

Demand for the products and services will be dependent on, among other things, market acceptance of the Company's products, landscaping market in general, and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of the Company's activities is the receipt of revenues from the landscape design and engineering projects, the Company's business operations may be adversely affected by the Company's competitors and prolonged recession periods.

The Company's success will be dependent upon implementing its plan of operations and the risks associated with its business plans. The Company was engaged in landscape construction and design industry. The Company plans to strengthen its position in landscaping markets. The Company also plans to expand its operations through aggressively marketing its projects.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND JUNE 30, 2007
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	December 31, 2007	June 30, 2007
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$4,285,122	$2,775,361
Billed accounts receivable, net	77,779	103,953
Unbilled accounts receivable	-	98,804
Amount due from a stockholder	-	39,080
Deferred tax assets	76,483	-
Other receivables and prepayments	61,526	2,100

Total current assets	4,500,910	3,019,298

Property, plant and equipment, net	437,114	470,960
Intangible asset	164,069	-

TOTAL ASSETS	$5,102,093	$3,490,258

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$266,963	$393,455
Receipt in advance	231,766	-
Customer deposits	511,039	-
Income tax payable	171,854	201,545
Amount due to a stockholder	33,924	-
Other payables and accrued liabilities	271,707	79,724

Total current liabilities	1,487,253	674,724

MINORITY INTEREST	186,185	141,044

Stockholders’ equity:
Preferred stock, $0.001 par value; 100,000 shares authorized; 100,000 shares issued and outstanding	100	100
Common stock, $0.001 par value; 100,000,000 shares authorized; 30,662,114 and 28,662,114 shares issued and outstanding as of December 31 and June 30, 2007	30,662	28,662
Additional paid-in capital	2,184,921	1,151,049
Deferred compensation	(199,056)	(236,250)
Stock subscription receivable	(765,000)	-
Accumulated other comprehensive income	289,777	168,372
Statutory reserve	155,661	155,661
Retained earnings	1,731,590	1,406,896

Total stockholders’ equity	3,428,655	2,674,490

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$5,102,093	$3,490,258

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2007 AND 2006
 (Currency expressed in United States Dollars (“US$”))
(unaudited)

	Three months ended December 31,		Six months ended December 31,
	2007	2006	2007	2006

REVENUES, NET	$2,030,058	$1,632,711	$3,186,022	$2,051,942

COST OF REVENUE	1,379,544	1,034,100	2,141,361	1,323,178

GROSS PROFIT	650,514	598,611	1,044,661	728,764

OPERATING EXPENSES:
Consulting and professional fees	91,357	-	317,969	-
Research and development	93,180	-	93,180	-
(Reversal of) allowance for doubtful accounts	(106,116)	-	(106,116)	-
General and administrative	35,827	42,229	177,968	92,930
Total operating expenses	114,248	42,229	483,001	92,930

INCOME FROM OPERATIONS	536,266	556,382	561,660	635,834

OTHER INCOME:
Interest income	782	51	819	101

INCOME BEFORE INCOME TAXES	537,048	556,433	562,479	635,935

Income tax expenses	(101,230)	(179,123)	(192,644)	(209,859)
Minority interest	(33,949)	(24,261)	(45,141)	(27,397)

NET INCOME	$401,869	$353,049	$324,694	$398,679

Other comprehensive income:
- Foreign currency translation gain	85,578	34,830	121,405	60,064

COMPREHENSIVE INCOME	$487,447	$387,879	$446,099	$458,743

Net income per share – Basic and diluted	$0.01	$0.01	$0.01	$0.01

Weighted average number of shares outstanding during the period – Basic and diluted	30,662,114	28,662,114	29,995,447	28,662,114

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 AND 2006
 (Currency expressed in United States Dollars (“US$”))
(unaudited)

	Six months ended December 31,
	2007	2006
Cash flows from operating activities:
Net income	$324,694	$398,679
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	52,736	47,385
Reversal of allowance for doubtful accounts	(106,116)	-
Minority interest	45,141	27,397
Rent expense, non cash	12,852	10,620
Stock based compensation	295,214	-
Deferred tax benefit	(108,175)	-
Changes in operating assets and liabilities:
Billed accounts receivable	136,070	228,787
Unbilled accounts receivable	100,859	(328,538)
Other receivables and prepayments	(58,146)	-
Accounts payable	(140,230)	379,291
Receipt in advance	226,945	(110,850)
Customer deposits	500,408	-
Income tax payable	(4,176)	37,773
Other payables and accrued liabilities	24,852	(18,413)

Net cash provided by operating activities	1,302,928	672,131

Cash flows from investing activities:
Purchase of property, plant and equipment	-	(139,074)
Net cash used in investing activities	-	(139,074)

Cash flows from financing activities:
Cash received from reverse acquisition	-	624,495
Advance from a stockholder	59,984	1,445,622
Net cash provided by financing activities	59,984	2,070,117

Foreign currency translation adjustment	146,849	54,034
NET CHANGE IN CASH AND CASH EQUIVALENTS	1,509,761	2,657,208

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,775,361	562,426

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,285,122	$3,219,634

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$196,820	$172,086
Cash paid for interest expenses	$-	$-

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
 (Currency expressed in United States Dollars (“US$”), except for number of shares)
(unaudited)

	Series “A” Preferred Stock		Common stock		Additional paid-in capital	Deferred compensation	Stock subscription receivable	Accumulated other comprehensive income	Statutory reserve	Retained earnings	Total equity
	No. of shares	Amount	No. of shares	Amount

Balance as of July 1, 2007	100,000	$100	28,662,114	$28,662	$1,151,049	$(236,250)	$-	$168,372	$155,661	$1,406,896	$2,674,490

Compensation expense related to stock options	-	-	-	-	258,020	(106,433)	-	-	-	-	151,587

Issuance of common stock upon exercise of stock options	-	-	2,000,000	2,000	763,000	-	(765,000)	-	-	-	-

Rent expense for office maintained by a major shareholder, non-cash	-	-	-	-	12,852	-	-	-	-	-	12,852

Amortization of deferred compensation	-	-	-	-	-	143,627	-	-	-	-	143,627

Net income for the period	-	-	-	-	-	-	-	-	-	324,694	324,694

Foreign currency translation adjustment	-	-	-	-	-	-	-	121,405	-	-	121,405

Balance as of December 31, 2007	100,000	$100	30,662,114	$30,662	$2,184,921	$(199,056)	$(765,000)	$289,777	$155,661	$1,731,590	$3,428,655

See accompanying notes to condensed consolidated financial statements.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－1	BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with both generally accepted accounting principles for interim financial information, and the instructions to Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting of normal recurring accruals) that are, in the opinion of management, considered necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

The condensed consolidated financial statements and related disclosures have been prepared with the presumption that users of the interim financial information have read or have access to our annual audited consolidated financial statements for the preceding fiscal year. Accordingly, these condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and the related notes thereto contained in the Annual Report on Form 10-KSB for the year ended June 30, 2007.

NOTE－2	ORGANIZATION AND BUSINESS BACKGROUND

Environment Ecology Holding Company of China (the “Company”) was incorporated under the laws of the State of Florida on September 14, 1989 as “First New York Investments, Inc.” On November 25, 1996, the Company changed its name to “Computer Access International, Inc.” On March 31, 2005, the Company changed its name to “Dispatch Auto Parts, Inc.” On November 2, 2007, the Company further changed its name to “Environment Ecology Holding Company of China.”

On November 8, 2006, the Company entered a stock exchange transaction with Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) and the transaction was effectively completed on February 6, 2007. Lv Bao was registered as a limited liability company in the People’s Republic of China (the “PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773).  Its principal activity was investment holding in Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Upon completion of the plan of exchange, Lv Bao became a wholly-owned subsidiary of the Company.

On August 30, 2006, the owners of Lv Bao entered into an exchange agreement with the owners of Li Bao. This exchange transaction involved that Li Bao’s equity owners transferred the aggregate equity interest of 93.57% of the registered capital of Li Bao (equivalent to RMB65,500,000) to Lv Bao. The transaction was an exchange of shares and no cash or other assets were exchanged in the transaction was taken place. Upon the completion of the equity transfer, Li Bao became an operating subsidiary of Lv Bao with 93.57% controlling interest.

These transactions have been accounted for as a reverse acquisition and recapitalization of the Company, through a wholly-owned subsidiary, Lv Bao, whereby Li Bao is deemed to be the ultimate accounting acquirer (legal acquiree) and the Company to be the ultimate accounting acquiree (legal acquirer).

The Company, through its subsidiaries, mainly engages in the provision of landscape engineering service in the PRC.

In September 2007, Li Bao acquired the technical know-how on the Walnut Plantation Technology from an independent party, the Research Center in the PRC at its historical value of $164,069 (equivalent to RMB1,200,000). Starting from January 1, 2008, the Company has commenced in the operation in Walnut plantation.

The Company, Lv Bao and Li Bao are hereinafter referred to as (the “Company”).

NOTE－3	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

●	Basis of consolidation

The consolidated financial statements include the financial statements of the Company, Lv Bao and Li Bao.

All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

●	Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract. The Company recognizes these revenues in the period that the service is provided.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

(a)           Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as receipt in advance.  As of December 31, 2007, the Company received the advanced payments of $231,000 from customers in the commencement of landscape design and engineering projects and presented under the caption of “Receipt in advance” in the consolidated balance sheet.

(b)         Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cost of revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Billed and unbilled accounts receivable and allowance for doubtful accounts

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of December 31, 2007, the Company has determined that no allowance for doubtful accounts is necessary.

Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next twelve months.

●	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value
Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

●	Intangible asset

Intangible asset refers to the purchased technical know-how in the Walnut plantation technology acquired from the Research Center in the PRC, an independent party at its historical cost. Purchased technical know-how includes secret formulas, manufacturing processes, technical and procedural manuals, with an indefinite useful life. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets”, if an intangible asset is determined to have an indefinite useful life, it should not be amortized until its useful life is determined to be no longer indefinite. The asset’s remaining useful life should be reviewed each reporting period. If such an asset is later determined to have a finite useful life, the asset should be tested for impairment. That asset should then be amortized prospectively over its estimated remaining useful life and accounted for in the same way as intangible assets subject to amortization. An intangible asset that is not subject to amortization should be tested for impairment at least annually.

The Company evaluates the recoverability of identifiable intangible assets whenever events or changes in circumstances indicate that an intangible asset’s carrying amount may not be recoverable. Such circumstances could include, but are not limited to: (1) a significant decrease in the market value of an asset, (2) a significant adverse change in the extent or manner in which an asset is used, or (3) an accumulation of costs significantly in excess of the amount originally expected for the acquisition of an asset. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the asset exceeds its fair value. The fair value is measured based on quoted market prices, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including the discounted value of estimated future cash flows. The evaluation of asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

●	Valuation of long-lived assets

Long-lived assets primarily include property, plant and equipment and intangible asset. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company periodically reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. Determining the fair value of long-lived assets includes significant judgment by management, and different judgments could yield different results. There has been no impairment as of December 31, 2007.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

●	Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statement of stockholders’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28, “Interim Financial Reporting” and as interpreted by FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods.” The Company has determined an estimated annual effective tax rate. The rate will be revised, if necessary, as of the end of each successive interim period during the Company’s fiscal year to the Company’s best current estimate. The estimated annual effective tax rate is applied to the year-to-date ordinary income at the end of the interim period.

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the consolidated statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

The Company also adopts the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The Company adopted FIN 48 and has determined that the adoption did not have an impact on the Company’s financial position, results of operations, or cash flows.

●	Net income per share

The Company calculates net income (loss) per share in accordance with SFAS No. 128, “Earnings per Share”. Basic income (loss) per share is computed by dividing the net income (loss) by the weighted-average number of common shares outstanding during the period. Diluted income (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

●	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the condensed consolidated statement of operations.

The reporting currency of the Company is the United States dollar ("US dollars"). The Company's subsidiaries in the PRC, Li Bao and Lv Bao maintain their books and records in the local currency, the Renminbi (“RMB”), which is functional currency as being the primary currency of the economic environment in which these entities operate.

In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not the US dollars are translated into US dollars, in accordance with SFAS No 52, “Foreign Currency Translation”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiaries are recorded as a separate component of accumulated other comprehensive income within the statement of stockholders’ equity.

●	Stock-based compensation

The Company adopts SFAS No. 123(R), “Share-Based Payment” using the fair value method. Under SFAS No. 123(R), the stock-based compensation is measured using the Black-Scholes Option-Pricing model on the date of grant. The fair value of stock-based compensation that is expected to vest is recognized using the straight-line method over the requisite service period.

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. As of December 31, 2007, the Company operates one reportable segment. Starting from January 1, 2008, the Company has commenced the business in the Walnut plantation in the PRC.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, billed accounts receivable, unbilled accounts receivable, other receivables and prepayments, accounts payable, receipt in advance, customer deposits, income tax payable, other payables and accrued liabilities.

As of the balance sheet date, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

●	Recently issued accounting standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

On February 15, 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), “Business Combinations”, or SFAS No. 141R. SFAS No. 141R will change the accounting for business combinations. Under SFAS No. 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS No. 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations we engage in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS No. 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements--An Amendment of ARB No. 51, or SFAS No. 160". SFAS No. 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS 160 should not have a material impact on our financial position or results of operations.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－4	BILLED ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required.

	December 31, 2007	June 30, 2007
	(unaudited)	(audited)

Billed accounts receivable, gross	$77,779	$207,906

Less: allowance for doubtful accounts	-	(103,953)
Billed accounts receivable, net	$77,779	$103,953

As of December 31, 2007, the Company has determined that no allowance for doubtful accounts was necessary and reversed an allowance of $106,116 during the period.

During the three months ended December 31, 2007, the Company collected the overdue balance of $207,906 from the customer and reversed an allowance for doubtful accounts accordingly.

NOTE－5	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	December 31, 2007	June 30, 2007
	(unaudited)	(audited)

Leasehold improvement	$157,348	$157,348
Plant and machinery	442,713	442,713
Office equipment	188,670	188,670
Motor vehicles	40,467	40,467
Foreign translation difference	75,088	38,232
	904,286	867,430

Less: accumulated depreciation	(432,516)	(379,780)
Less: foreign translation difference	(34,656)	(16,690)
Property, plant and equipment, net	$437,114	$470,960

Depreciation expense for the three months ended December 31, 2007 and 2006 were $26,685 and $23,741, respectively.

Depreciation expense for the six months ended December 31, 2007 and 2006 were $52,736 and $47,385, respectively.

NOTE－6	INTANGIBLE ASSET

It represented the Walnut plantation technology acquired from an independent party, the Research Center in the PRC. This technical know-how is stated at the historical cost of $164,069 (approximately RMB1,200,000) with an indefinite useful life.

NOTE－7	CUSTOMER DEPOSITS

It represented the deposits received from the customers for the sales order of walnut plantation products. These transactions are undertaken in a normal course of business and they are expected to be completed in the next quarter.

NOTE－8	AMOUNT DUE TO A STOCKHOLDER

The amount due to a stockholder, Mr. Liu, Sheng Li represented unsecured advances which was interest-free and repayable in next twelve months. The imputed interest on the amount due to a stockholder was not significant.

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－9	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following:

	December 31, 2007	June 30, 2007
	(unaudited)	(audited)

Government levy payable	$78,920	$29,257
Accrued payments to vendors and contract related accruals	13,877	13,863
Welfare payable	7,662	3,604
Payable for technical know-how	164,069	-
Accrued expenses	7,179	33,000
	$271,707	$79,724

NOTE－10	INCOME TAXES

The Company is registered in the United States of America and has operations in 2 tax jurisdictions: the United States of America and the PRC. The operation in the United States of America has incurred net operating losses for income tax purposes. The Company generated substantially its net income from its PRC operation through the subsidiaries in the PRC and has recorded income tax provision for the six months ended December 31, 2007 and 2006.

The provision for income taxes consists of the following:

	Six months ended December 31,
	2007	2006

Current tax	$300,819	$209,859
Deferred tax (benefit)	(108,175)	-
Income tax expenses	$192,644	$209,859

The components of income before income taxes and minority interest separating U.S. and PRC operations are as follows:

	Six months ended December 31,
	2007	2006

Loss from U.S. operation	$(332,196)	$-
Income from PRC operation	894,675	635,935
Income before income taxes and minority interest	$562,479	$635,935

United States of America

The Company is registered in the State of Florida and is subject to United States of America tax law.

As of December 31, 2007, the U.S. operation had $642,697 of net operating losses available for federal tax purposes, which are available to offset future taxable income. The net operating loss carry forwards begin to expire in 2027. The Company has provided for a full valuation allowance for any future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The PRC

All the Company’s PRC subsidiaries are subject to the Enterprise Income Tax governed by the Income Tax Law of the People’s Republic of China. Under the PRC Income Tax Laws, both companies are generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes stated in the consolidated statements of operations for the six months ended December 31, 2007 and 2006 are as follows:

	Six months ended December 31,
	2007	2006

Income before income taxes and minority interest	$894,675	$635,935
Statutory income tax rate	33%	33%
	295,242	209,859
Less: items not subject to tax purpose
- Provisions and accrued liabilities	(102,598)	-
Income tax expenses	$192,644	$209,859

The following table sets forth the significant components of the aggregate net deferred tax assets of the Company as of December 31, 2007:

Deferred tax assets:
Receipt in advance	$76,483
Net operating loss carryforwards	224,944
Less: valuation allowance	(224,944)
Net deferred tax assets	$76,483

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

NOTE－11	STOCK-BASED COMPENSATION

(a)         Common stock issued for future service to be rendered

On January 26, 2007, the Company issued 1,000,000 shares of common stock for business advisory services to be rendered, to Greentree Financial Group, Inc, in a term of 2 years effective from July 1, 2006 ending June 30, 2008. The fair value of this stock issuance was determined using the fair value of the Company’s common stock on the grant date, at a price of $0.51 per share. The Company calculated the cost of $510,000 at its fair value and amortized over the service period of 2 years. The Company recognized $127,500 to the consolidated statements of operations for the six months ended December 31, 2007. As of December 31, 2007, the unrecognized cost is recorded as deferred compensation amounting to $108,750.

(b)         2007 Benefit Plan

On July 13, 2007, the Company approved the 2007 Benefit Plan (“2007 Plan”). Pursuant to the 2007 plan, the Company would grant a maximum of 5,000,000 share options to employees and non-employee eligible individuals, either as non-statutory stock option or incentive stock option.

On August 13, 2007, the Company authorized to grant a total of 2,000,000 options to 3 consultants for service to be rendered under the 2007 Plan. All of the options were exercisable at 75% of the market price at the time of exercise for a period of 1 year from grant date and have a life of 1 year. All options will vest immediately upon the exercise hereof.

A schedule of the options as of December 31, 2007 is as follows:

	No. of options	Weighted average exercise price

Options outstanding as of July 1, 2007	-	$-
Granted in August 2007	2,000,000	0.3825
Exercised in August 2007	(2,000,000)	0.3825

Options outstanding as of December 31, 2007	-	$-

Options exercisable as of December 31, 2007	-	$-

The weighted-average grant-date fair value of options granted during the period ended December 31, 2007 were $0.129 per share. These options were valued at an aggregate of $258,020 at the weighted average exercise price of $0.3825 and to be amortized over a weighted average service period of 2.2 years. The fair value for the options granted was estimated at the date of grant using the Black-Scholes Option Pricing model with the following assumptions:

Risk-free interest rate (per annum)	4.75%
Expected life (in years)	0.08
Expected volatility	0%
Expected dividend yield	0%

The Company recognized $167,714 of stock-based compensation to operations for the six months ended December 31, 2007 by applying the fair value method in accordance with SFAS No. 123R.

As of December 31, 2007, there was $90,306 of unrecognized non-cash compensation cost related to services to be rendered in future periods, which will be recognized on a straight-line basis, over a weighted average period of 1.9 years.

On August 30, 2007, the aggregate amount of 2,000,000 options was exercised at $0.3825, which represented 75% of the market price as of August 31, 2007. During the period ended December 31, 2007, 2,000,000 shares were issued with a fair value of $765,000 in exchange for services rendered. $2,000 was recorded as an increase in common stock for par value and $763,000 in additional paid in capital. The receipt of cash for stock subscriptions receivable was $760,000.

NOTE－12	CONCENTRATION AND RISK

(a)           Major customers and vendors

For the three months ended December 31, 2007 and 2006, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

For the three months ended December 31, 2007, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customer		Revenues	Percentage of revenues		Accounts receivable, gross

Customer A		$697,593	34%		$-
Customer B		446,121	22%		-
Customer C		299,302	15%		-
Customer D		216,700	11%		-
	Total:	$1,659,716	82%	Total:	$-

Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$635,682	46%		$266,963
Vendor B		618,890	45%		-
	Total:	$1,254,572	91%	Total:	$266,963

For the three months ended December 31, 2006, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers		Revenues	Percentage of revenues		Accounts receivable, gross

Customer E		$686,022	42%		$-
Customer F		402,009	25%		-
Customer G		376,673	23%		-
	Total:	$1,464,704	90%	Total:	$-

Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$477,414	46%		$76,800
Vendor B		464,804	45%		307,200
	Total:	$942,218	91%	Total:	$384,000

ENVIRONMENT ECOLOGY HOLDING COMPANY OF CHINA
(FORMERLY DISPATCH AUTO PARTS, INC.)
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(unaudited)

For the six months ended December 31, 2007, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customer		Revenues	Percentage of revenues		Accounts receivable, gross

Customer A		$1,852,267	58%		$-
Customer B		445,055	14%		-
	Total:	$2,297,322	72%	Total:	$-

Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$987,274	46%		$266,963
Vendor B		961,195	45%		-
	Total:	$1,948,469	91%	Total:	$266,963

For the six months ended December 31, 2006, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers		Revenues	Percentage of revenues		Accounts receivable, gross

Customer E		$682,563	33%		$-
Customer F		399,976	19%		-
Customer G		374,773	18%		-
Customer H		289,724	14%		-
	Total:	$1,747,036	84%	Total:	$-

Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$610,874	46%		$76,800
Vendor B		594,738	45%		307,200
	Total:	$1,205,612	91%	Total:	$384,000

(b)         Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

NOTE－13                  COMMITMENTS

The Company currently does not have any formal rent agreements. Mr. Liu, Sheng Li, the major shareholder of the Company maintained the office premises and provided office services without charge to the Company. The Company recorded rent expense of $12,852 and $10,620 as a non-cash transaction at its current market fair value for the six months ended December 31, 2007 and 2006 and credited to additional paid-in capital, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPER ATIONS FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2007 AND 2006

    The following discussion should be read in conjunction with the consolidated financial statements included in this report and is qualified in its entirety by the foregoing.

FORWARD LOOKING STATEMENTS

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

    The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract.  The Company recognizes these revenues in the period that the service is provided.

(a)            Contract revenue

    The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss.  If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss.  Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as receipt in advance.

(b)          Interest income

    Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

Billed and unbilled accounts receivable

    The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. An allowancefor doubtful accounts is established and determinedbased on managements’assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of December 31, 2007, the Company has determined that no allowance for doubtful accounts is necessary.

    Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the nexttwelvemonths.

Property, Plant, and Equipment

    Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any.  Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value
Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

RESULTS OF OPERATIONS

Revenues

    Net revenues were $2,030,058 and $3,186,022 for the three and six months ended December 31, 2007, respectively, compared to net revenues of $1,632,711 and $2,051,942 for the three and six months ended December 31, 2006, respectively. The sales revenues were due primarily to the landscaping construction and maintenance projects, the nature and lifecycle of which determined the Company could encounter the risks from concentration. Compared to approximately 90% and 70% of net revenues from the three customers during the three and six months ended December 31, 2006, respectively, approximately 56% and 72% of net revenues were from the two new customers during the three and six months ended December 31, 2007, respectively, the summary of which was shown in the following table:

Name of Customers	Percentage of Revenues		Projects	Contract Amount	Contract Period
	For the three months ended December 31, 2007	For the six months ended December 31, 2007
Xi An High-Tech Industrial Development Zone	34%	58%	Landscaping Construction	$2,782,630	April 7, 2007 - December 30, 2008
Shaanxi Chi-Yu River Resorts	22%	14%	Landscaping Construction	$3,237,332	December 1, 2007 - April 30, 2009

All the projects were protected by the enforceable contracts. The Company usually provides the clients with full services including design, construction and maintenance. The Company has its own designers experienced in landscaping. The effects from humanism, history and local climate will be integrated in the design. The documents provided by the Company include the floor plan, effect layout, construction blueprint. The profit margin due to the project design ranges from 1% to 5%, which was included in the contract price without separate charge. The construction will be conducted by the Company after the construction blueprint is approved by the clients. The profit margin due to the project construction is approximately 30%.

The lifecycle of a project is determined by the project's magnitude, which would be clearly described in the contracts case by case. In most cases, the construction periods could cover two years, including construction in the first year and maintenance in the second year. The Company applies the percentage-of-completion method to recognize revenues for the projects. Therefore, approximately 90% of the contract amount will be recognized in the first year according to the percentage of completion, and approximately 10% of the contract amount will be recognized in the second year of the project reflecting the maintenance services.

As shown in the table, the two major projects will not be completed within the next twelve months, providing the Company with sufficient cash flows from operation based on the contracts on hand. The Company believes the more projects completed, the more new customers obtained in the future due to the growth of the Company's experiences and reputation. However, if the Company fails to bring the new customers after the completion of the current projects, the Company will be unable to maintain profitability. The Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition. In addition, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

Cost of Revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead. Cost of plants and direct labor would be examples of cost of revenue. In addition, cost of revenue will be affected by the amendment of initially approved proposals due to either the clients' request or overages encountered during the construction process. Such overages will include additional underground construction, the complexity of the environment, and the survival rate of the plants. During the three and six months ended December 31, 2007, we had $1,379,544 and $2,141,361 in cost of revenues, respectively, which were approximately 68.0% or 67.2% of revenues in the corresponding periods. Compared to the three and six months ended December 31, 2006, we had $1,034,100 and $1,323,178 in cost of revenues, respectively, which were approximately 63.3% or 64.5% of revenues in the corresponding periods. The cost of revenue as a percentage of landscaping projects revenue was slightly increased during the three and six months ended December 31, 2007, compared to the same periods ended December 31, 2006, primarily attributable to more government projects taken during the three and six months ended December 31, 2007, such as the projects from Zhong Hang Group, Xi An Convention Center and Xi An High-Tech Industrial Development Zone, which have smaller profit margin than those of non-government projects. The Company does not expect such increasing trend to continue in the future because the Company expects to lower the cost of revenue by diversifying the raw materials to different suppliers, controlling the charges of sub-contracting, and devoting more time to consulting services.

Income / Loss

    The Company had net incomes of $401,869 and $324,694 for the three and six months ended December 31, 2007, respectively, compared to the net incomes of $353,049 and $398,679 for the same periods ended December 31, 2006. The net income for the three months ended December 31, 2007 was due primarily to the decrease in operating expenses, which resulted from the decrease in consulting and professional fees and the reversal of allowance for doubtful accounts during this quarter. The net income for the six months ended December 31, 2007 was due primarily to the gross profit sufficiently covering the operating expenses. In addition, the reversal of allowance for doubtful accounts during this quarter reduced the operating expenses by $106,116. The net income in the same period ended December 31, 2006 primarily attributable to the small operating expenses. The Company did not have such cash and non-cash consulting expenses during the three and six months ended December 31, 2006 because the process of reverse merger did not commence until November 2006.

Expenses

Selling, general and administrative expenses for the three and six months ended December 31, 2007 were $114,248 and $483,001, respectively, increased by $72,019 and $390,071, compared to operating expenses of $42,229 and $92,930 for the same periods ended December 31, 2006, respectively. The increases in operating expenses in the three and six months ended December 31, 2007 were primarily attributable to the non-cash compensation, which were $295,214 for the six months ended December 31, 2007, of which $127,500 resulting from the issuance of 1,000,000 shares of common stock for business advisory services in a term of 2 years effective from July 1, 2006 ending June 30, 2008, which are in connection with general management consulting and advisory services including, but not limited to, the following:

-	Advise on matters relating to our structure, management, operation and subsidiaries;
-	Advise on and assistance with preparation of a new business plan and a future growth strategy;

-	Assistance with preparation of applicable filings with the SEC, such as Forms 10-Q, 10-K, 8-K, and Schedule 14C, etc. and answering comments from the SEC, if any;
-	EDGAR services;
-	Assistance with preparation of applicable filings with the SEC, such as Forms 10-Q, 10-K, 8-K, and Schedule 14C, etc. and answering comments from the SEC, if any;
-	EDGAR services;
-              Provide necessary professional services and support as an international liaison for Company to third-party service providers, including coordination amongst the Company and their related attorneys and CPAs;
-             Advise on procedures, regulations, and compliance of a public listed company;

The shares were valued based on the market price on the date of the stock issued and booked pro rata within the relative service periods. The other non-cash compensation of $167,714 resulted from a total of 2,000,000 options granted to 3 consultants for services to be rendered under the 2007 Benefit Plan, which were valued at the date of grant using the Black-Scholes option pricing model and booked pro rata within the relative service periods. The Company did not have such cash and non-cash consulting expenses during the three and six months ended December 31, 2006 because the process of reverse merger did not commence until November 2006.

    The other selling, general and administrative expenses during the three and six months ended December 31, 2007 were $35,827 and $177,968, respectively, including salaries, traveling and office expenses, bank charges in both periods. During the three months ended December 31, 2007, the Company had research and development expense of $93,180 accrued in connection with the application of the Walnut plantation technology, and reversed the allowance for doubtful accounts of $106,116 due to the full settlement of long-outstanding balances in November 2007.

Impact of Inflation

The Company believes that inflation has had a negligible effect on operations during these periods. The Company believes that the Company can offset inflationary increases in the cost of revenue by increasing revenue and improving operating efficiencies.

Liquidity and Capital Resources

Cash flows provided by operating activities were $1,302,928 and $672,131 for the six months ended December 31, 2007 and 2006, respectively. Cash flows provided by operations during the six months ended December 31, 2007 were due primarily to the net income of $324,694, the collection of both billed and unbilled accounts receivable by $236,929, increase in receipt in advance and customer deposits by $226,945 and $500,408, respectively, partially offset by the decrease in accounts payable by $140,230. As of December 31, 2007, the Company had receipt in advance of $231,766 from customers due to the commencement of landscape design and construction projects, representing the advance payments from customers and amounts billed to customers in excess of revenue recognized. Customer deposits of $511,039 as of December 31, 2007 represented the deposits received from the customers for the sales order of walnut plantation products, which are undertaken in the normal course of business and expected to be completed in the next quarter. Both receipt in advance and customer deposits increased the cash flows from operation and provided the Company with sufficient cash to fund its operations. However, if the projected revenues fall, the cash flows from operation will be affected adversely due to the reimbursement.

    During the six months ended December 31, 2007, the outstanding balance in unbilled accounts receivable were collected in full. In addition, the Company collected the overdue balance of $207,906 from the customer during the three months ended December 31, 2007. Accordingly, the Company reversed the allowance for doubtful accounts of $106,116 due to the full settlement of long-outstanding balances in November 2007. According to the Company's accounting policies, the majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions.  The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible.  If actual collections experience changes, revisions to the allowance may be required.

    During the six months ended December 31, 2006, cash flows from operations were due primarily to the net income of $398,679, collection of billed accounts receivable by $228,787, increase in accounts payable by $379,291, partially offset by the increase in unbilled accounts receivable by $328,538 and decrease in receipt in advance by $110,850.

There was no cash flow from investing activities for the six months ended December 31, 2007. Cash flows used in investing activities for the six months ended December 31, 2006 were $139,074 due primarily to the purchase of property and equipment during this period.

    Cash flows provided by financing activities were $59,984 and $2,070,117 for the six months ended December 31, 2007 and 2006, respectively, due primarily to advance from a shareholder for both periods. In addition, during the six months ended December 31, 2006, the Company had cash of $624,495 received from reverse acquisition.

    The Company projects that the Company will need additional capital to fund operations over the next 12 months. The Company anticipates the Company will need approximately $2,000,000 for the two years thereafter.

    Overall, the Company has funded its cash needs during the six months ended December 31, 2007 from the receipt of revenues. If the Company is unable to maintain profitability, the Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition.

    The Company had cash of $4,285,122 on hand and a working capital of $3,013,657 as of December 31, 2007. Currently, the Company has enough cash to fund its operations for about six months. This is based on current cash flows from operating activities, projected revenues and working capital. However, if the projected revenues fall short of needed capital the Company may not be able to sustain its capital needs. The Company will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. The Company's current level of operations would require capital of approximately $2,000,000 per year thereafter. Modifications to the Company's business plans may require additional capital to operate. For example, if the Company is unable to raise additional capital in the future, the Company may need to curtail is number of projects offers or limit its marketing efforts to the most profitable geographical areas. This may result in lower revenues and market share for the Company. In addition, there can be no assurance that additional capital will be available to the Company when needed or available on terms favorable.

    On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. The Company's current capital and revenues are insufficient to fund such expansion. If the Company chooses to launch such an expansion campaign, the Company will require substantially more capital. The funds raised from this offering will also be used to market the Company's products and services as well as expand operations and contribute to working capital. However, there can be no assurance that the Company will be able to obtain additional equity or debt financing in the future, if at all. If the Company is unable to raise additional capital, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

    Demand for the products and services will be dependent on, among other things, market acceptance of the Company's products, landscaping market in general, and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of the Company's activities is the receipt of revenues from the landscape design and engineering projects, the Company's business operations may be adversely affected by the Company's competitors and prolonged recession periods.

The Company's success will be dependent upon implementing its plan of operations and the risks associated with its business plans. The Company was engaged in landscape construction and design industry. The Company plans to strengthen its position in landscaping markets. The Company also plans to expand its operations through aggressively marketing its projects.

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

DISPATCH AUTO PARTS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Dispatch Auto Parts, Inc.

We have audited the accompanying consolidated balance sheets of Dispatch Auto Parts, Inc. and its subsidiaries (“the Company”) as of June 30, 2007 and 2006 and the related consolidated statements of operations and comprehensive income, cash flows and stockholders’ equity for the years ended June 30, 2007 and 2006.  The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2007 and 2006 and the results of operations and cash flows for the years ended June 30, 2007 and 2006 and in conformity with accounting principles generally accepted in the United States of America.

/s/ Zhong Yi (Hong Kong) C.P.A. Company Limited
Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants
Hong Kong, China
October 11, 2007

DISPATCH AUTO PARTS, INC.
CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As of June 30,
	2007	2006
		(restated)
ASSETS
Current assets:
Cash and cash equivalents	$2,775,361	$1,186,921
Billed accounts receivable, net	103,953	470,942
Unbilled accounts receivable	98,804	-
Amount due from stockholders	39,080	186,702
Other receivables and prepayments	2,100	-
Total current assets	3,019,298	1,844,565

Property, plant and equipment, net	470,960	408,427

TOTAL ASSETS	$3,490,258	$2,252,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$393,455	$-
Receipt in advance	-	109,507
Income tax payable	201,545	71,506
Other payables and accrued liabilities	79,724	40,777
Total liabilities	674,724	221,790

Minority interest in consolidated subsidiaries	141,044	97,471

Stockholders’ equity:
Preferred stock, $0.001 par value; 100,000 shares authorized; 100,000 shares issued and outstanding	100	100
Common stock, $0.001 par value; 100,000,000 shares authorized; 28,662,114 and 26,000,000 shares issued and outstanding as of June 30, 2007 and 2006	28,662	26,000
Additional paid-in capital	1,151,049	619,185
Deferred compensation	(236,250)	-
Accumulated other comprehensive income	168,372	39,575
Statutory reserve	155,661	100,167
Retained earnings	1,406,896	1,148,704

Total stockholders’ equity	2,674,490	1,933,731

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,490,258	$2,252,992

See accompanying notes to consolidated financial statements.

DISPATCH AUTO PARTS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
 (Currency expressed in United States Dollars (“US$”), except for number of shares)

	Years ended June 30,
	2007	2006
		(restated)

Revenues, net	$3,979,748	$2,782,922

Cost of revenue	2,559,754	1,881,142

Gross profit	1,419,994	901,780

Operating expenses:
Consulting and professional fees	359,044	-
General and administrative	273,396	237,134
Total operating expenses	632,440	237,134

Income from operations	787,554	664,646

Other income:
Other income	-	12,375
Interest income	155	198
Total other income	155	12,573

Income before income taxes and minority interest	787,709	677,219

Income tax expense	(430,450)	(256,210)
Income before minority interest	357,259	421,009

Minority interest	(43,573)	(27,071)

NET INCOME	$313,686	$393,938

Other comprehensive income:
- Foreign currency translation gain	128,797	42,290

COMPREHENSIVE INCOME	$442,483	$436,228

Net income per share – basic and diluted	$0.012	$0.015

Weighted average number of shares outstanding during the year – basic and diluted	26,896,548	26,000,000

See accompanying notes to consolidated financial statements.

DISPATCH AUTO PARTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))

	Years ended June 30,
	2007	2006
Cash Flows from operating activities:
Net income	$313,686	$393,938
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	99,521	79,764
Rent expense, non-cash	24,526	20,790
Allowance for doubtful accounts	101,247	-
Common stock issued for services rendered	273,750	-
Minority interest	43,573	27,071
Changes in operating assets and liabilities:
Billed accounts receivable, trade	279,151	(385,210)
Unbilled accounts receivable	(96,232)	19,847
Other receivables and prepayments	(2,100)	-
Accounts payable	383,213	-
Receipt in advance	(111,996)	108,500
Income tax payable	123,168	64,300
Other payables and accrued liabilities	36,804	(234,877)
Net cash provided by operating activities	1,468,311	94,123
Cash flows from investing activities:
Purchase of plant and equipment	(140,512)	(121,203)
Net cash used in investing activities	(140,512)	(121,203)
Cash flows from financing activities:
Advances from stockholders	161,445	-
Repayments of advances from stockholders	-	(355,156)
Net cash provided by (used in) financing activities	161,445	(355,156)

Foreign currency translation adjustment	99,196	49,603

NET CHANGE IN CASH AND CASH EQUIVALENTS	1,588,440	(332,633)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,186,921	1,519,554
CASH AND CASH EQUIVALENTS, END OF YEAR	$2,775,361	$1,186,921

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$307,282	$191,910
Cash paid for interest expenses	$-	$-

See accompanying notes to consolidated financial statements.

DISPATCH AUTO PARTS, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Series “A” Preferred Stock		Common stock		Additional paid-in capital	Deferred compensation	Accumulated other comprehensive (loss) income	Statutory reserve	Retained earnings	Total stockholders’ equity
	No. of shares	Amount	No. of shares	Amount

Balance as of July 1, 2005 (restated)	100,000	$100	26,000,000	$26,000	$598,395	$-	$(2,715)	$18,775	$836,158	$1,476,713

Rent expense for office maintained by shareholder, non-cash	-	-	-	-	20,790	-	-	-	-	20,790

Net income for the year	-	-	-	-	-	-	-	-	393,938	393,938

Transfer of retained earning to statutory reserves	-	-	-	-	-	-	-	81,392	(81,392)	-

Foreign currency translation adjustment	-	-	-	-	-	-	42,290	-	-	42,290

Balance as of June 30, 2006	100,000	$100	26,000,000	$26,000	$619,185	$-	$39,575	$100,167	$1,148,704	$1,933,731

Retirement of common stock to treasury	-	-	(845,000)	(845)	845	-	-	-	-	-

Shares issued to complete reverse acquisition	-	-	2,507,114	2,507	(2,507)	-	-	-	-	-

Shares issued for services rendered, non-cash	-	-	1,000,000	1,000	509,000	(236,250)	-	-	-	273,750

Rent expense for office maintained by shareholder, non-cash	-	-	-	-	24,526	-	-	-	-	24,526

Net income for the year	-	-	-	-	-	-	-	-	313,686	313,686

Transfer of retained earning to statutory reserves	-	-	-	-	-	-	-	55,494	(55,494)	-

Foreign currency translation adjustment	-	-	-	-	-	-	128,797	-	-	128,797
Balance as of June 30, 2007	100,000	$100	28,662,114	$28,662	$1,151,049	$(236,250)	$168,372	$155,661	$1,406,896	$2,674,490

See accompanying notes to consolidated financial statements.

DISPATCH AUTO PARTS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))

1.          ORGANIZATION AND BUSINESS BACKGROUND

Dispatch Auto Parts, Inc(the “Company”or “DPPT”) was incorporated under the laws of the State of Florida on September 14, 1989 as“First New York Investments, Inc.”  On November 25, 1996, the Company changed its name to “Computer Access International, Inc.” On March 31, 2005, the Company further changed its name to “Dispatch Auto Parts, Inc.”

The Company, through its subsidiaries, mainly engages in the provision of landscape engineering service in the PRC.

On November 8, 2006, DPPT entereda stock exchange transactionwith Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) and the transaction was effectively completed on February 6, 2007.  Lv Bao was registered as a limited liability company in the People’s Republic of China (the “PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC.  Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773).  Its principal activity was investment holding in Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”).

The stock exchange transaction involved two simultaneous transactions:

1)
The majority shareholdersof DPPT deposited the 844,500 shares of the common stock of DPPTinto the account of escrow agent in exchange for $530,000 incashpaid by the owners of Lv Bao.  The 844,500 shares will be retired back to the treasuryupon closing,and;

2)	DPPTissued to the Lv Bao owners26,000,000 new investment shares of common Stock and 100,000 new shares of preferred stock of DPPTin exchange for all of the registered capital of Lv Bao.

Upon completion of the plan of exchange, Lv Baobecame a wholly-owned subsidiary of DPPT.  Accordingly, there has beena change of control of DPPTand the Lv Bao’s owners now control 91% of the voting power of DPPT.

On August 30, 2006, the owners of Lv Bao entered intoan exchangeagreementwith the owners of Li Bao. This exchange transaction involved that Li Bao’s equity owners transferredthe aggregate equity interest of 93.57% of the registered capital of Li Bao (equivalentto RMB65,500,000) to Lv Bao. The transaction was an exchange of shares and no cashor other assets were exchanged in the transactionwas taken place. Upon the completion of the equity transfer, Li Bao became an operating subsidiaryof Lv Bao with 93.57% controlling interest.

Li Bao was formed to engage in the trees and grasses plantation for outdoor decoration and provision of landscape engineering advisory service.  In January 2004, Li Bao spun off its trees and grasses plantation business and since then, Li Bao only engages in landscape engineering advisory service.

The transaction has been accounted for as a reverse acquisition and recapitalization of DPPT, through a wholly-owned subsidiary, Lv Bao, whereby Li Baois deemed to be the ultimate accounting acquirer (legal acquiree) and DPPTto be the ultimate accounting acquiree (legal acquirer).  The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of DPPT and Lv Baobeing included effective from the date of stock exchange transaction.  DPPT is deemed to be a continuation of the businessof Li Bao.  Accordingly, the accompanying consolidated financial statements include the following:

(1)	the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2)
the financial position, results of operations, and cash flows of the accounting acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presentedand the operations of the accounting acquiree from the date of stock exchange transaction.

DPPT, Lv Bao and Li Baoare hereinafter referred to as (the “Company”).

2.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the yearsreported.  Actual results may differ from these estimates.

●	Basis of consolidation

The consolidated financial statementsinclude the financial statements of DPPT, Lv Bao and Li Bao.

All significant inter-company balances and transactions among DPPT, Lv Bao and Li Bao have been eliminated upon consolidation.

●	Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract.  The Company recognizes these revenues in the period that the service is provided.

DISPATCH AUTO PARTS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))

(a)            Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss.  If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss.  Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as receipt in advance.

(b)          Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cost of revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Billed and unbilled accounts receivable and allowance for doubtful accounts

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. An allowance, for doubtful accounts is established and determinedbased on managements’assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of June 30, 2007and 2006, an allowance for doubtful accounts was$103,953 and $Nil, respectively.

Unbilled accounts receivable comprise principally amounts of revenue recognized oncontracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the nexttwelvemonths.

●	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any.  Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

●	Valuation of long-lived assets

Long-lived assets primarily include property and equipment. In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company periodically reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives are no longer appropriate. Each impairment test is based on a comparison of the undiscounted cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value based on a discounted cash flow analysis. Determining the fair value of long-lived assets includes significant judgment by management, and different judgments could yield different results. There has been no impairment as of June 30, 2007 or 2006.

●	Advertising expenses

The Company expenses advertising costs as incurred in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position 93-7, “Reporting for Advertising Costs”. Advertising expenses totaled $Nil and $11,476during the years ended June 30, 2007and 2006, respectively.

●	Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”,establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the yearfrom non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statement of stockholders’equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes.  Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any.  Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the consolidated statement of operations and comprehensive income in the period of enactment.  A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

●	Net income per share

The Company calculates net income (loss) per share in accordance with SFAS No. 128,“Earnings per Share”.  Basic income (loss) per share is computed by dividing the net income (loss) by the weighted-average number of common shares outstanding during the year.  Diluted income (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

DISPATCH AUTO PARTS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))

●	Foreign currencies translation

The reporting currency of the Company is the United States dollar (“U.S. dollars”).  Transactions denominated in currencies other than U.S. dollar are calculated at the average rate for the period.  Monetary assets and liabilities denominated in currencies other than U.S. dollar are translated into U.S. dollar at the rates of exchange ruling at the balance sheet date.  The resulting exchange differences are recorded in other expenses in the consolidated statement of operations and comprehensive income.

The Company’s subsidiaries, Lv Bao and Li Bao maintains its books and records in its local currency, the Renminbi Yuan (“RMB”), which is functional currency as being the primary currency of the economic environment in which its operations are conducted.  In general, for consolidation purposes, the Company translates the subsidiaries’ assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of operations is translated at average exchange rates during the reporting period.  Adjustments resulting from the translation of the subsidiaries’ financial statements are recorded as accumulated other comprehensive income.

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the consolidated statements of income and comprehensive income as and when the related employee service is provided.

●	Stock-based compensation

The Company adopts SFAS No. 123R,“Accounting for Stock-Based Compensation” using the fair value method.  Under SFAS No. 123R, stock-based compensation expense is measured at the grant date based on the value of the option or restricted stock and is recognized as expense, less expected forfeitures, over the requisite service period, which is generally the vesting period.

●	Related parties

Parties, which can be a corporationor individual,are considered to be related if the Companyhas the ability, directly or indirectly, to control the other partyor exercise significant influence over the other partyin making financial and operating decisions.  Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information”establishes standards for reporting information about operating segments on a basisconsistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements.  The Company operates one reportable segment.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”.  The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies.  The estimates presented herein are not necessarily indicative of amounts that the Company could realizein a current market exchange.

The Company’s financial instrumentsprimarilyinclude cashand cash equivalents, billed accounts receivable, unbilled accounts receivable, prepaymentsand deposits, due from stockholders, accounts payable, receipt in advance, income tax payable, otherpayablesand accrued liabilities.

As of the balancesheet date, the estimatedfair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

●	Recently issued accounting standards

In May 2005, the Financial Accounting Standards Board (FASB)issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and SFAS No. 3 (SFAS No. 154). SFAS No. 154 requires retrospective application to prior periods’financial statements of a voluntary change in an existing accounting principle unless it is impracticable. APB Opinion No. 20, Accounting Changes, previously required that most voluntary changes in an existing accounting principle be recognized by including in net income of the period of the change the cumulative effect of changing to the new accounting principle. This Statement also provides that when a new accounting pronouncement includes specific transition provision, those requirements shall be followed. This Statement was effective for the Company as of July 1, 2006, and to date hasnot had an impact on the manner of display of the Company’sresults of operations or financial position.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments-an amendment of FASB Statements 133 and 140”, which is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006.  The statement improves financial reporting by eliminating the exemption from applying SFAS No. 133 to interests in securitized financial assets so that similar instruments are accounted for similarly regardless of the form of the instruments.  The Statement also improves financial reporting by allowing a preparer to elect fair value measurement at acquisition, at issuance, or when a previously recognized have to bifurcated, if the holder elects to account for the whole instrument-by-instrument basis, in cases in which a derivative would otherwise have to bifurcated, if the holder elects to account for the whole instrument on a fair value basis.  The Company does not expect that the adoption of this statement would have a material effect on the Company’s financial position or results of operations.

In May 2006, the FASB issued SFAS No. 154,“Accounting Changes and Error Corrections” (“SFAS 154”), which replaces Accounting Principles Board Opinions No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting changes in Interim Financial Statements—An Amendment of APB Opinion No. 28”. SFAS 154 provides guidance on the accounting for and reporting of accounting changes.  It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error.  SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2006.  The adoption of this statement did not have a material effect on the Company’s financial position or results of operations.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48). This pronouncement prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the effect of FIN 48 on its consolidated financial statements.

In June 2006, the FASB ratified the consensus reached on Emerging Issues Task Force (EITF) Issue No. 06-03, “How Sales Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (that is, Gross Versus Net Presentation)” (EITF 06-03). The EITF reached a consensus that the presentation of taxes on either a gross or net basis is an accounting policy decision that requires disclosure. EITF 06-03 is effective for our fiscal year beginning June 3, 2007. Sales tax amounts collected from customers have been recorded on a net basis. The adoption of EITF 06-03 will not have any effect on the Company’s financial position or results of operations.

In July 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in tax positions.  This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.  The Company believes that FIN 48 should not have a material impact on the Company’s financial position or results of operations.

In September 2006, the FASB’s Emerging Issues Task Force (“EITF”) reached a final consensus on Issue 04-13, “Accounting for Purchases and Sales of Inventory with the Same Counterparty” (“EITF 04-13”).  EITF 04-13 requires that two or more legally separate exchange transactions with the same counterparty be combined and considered a single arrangement for purposes of applying APB Opinion No. 29, “Accounting for Nonmonetary Transactions”, when the transactions are entered into in contemplation of one another.  EITF 04-13 is effective for new arrangements entered into, or modifications or renewals of existing arrangements, in interim or annual periods beginning after March 15, 2006.  The Company does not expect that the adoption of this statement would have a material effect on the Company’s financial position or results of operations.

In September 2006, the SEC released SAB No. 108,“Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides interpretive guidance on the SEC’s views on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement.  The provision of SAB 108 is effective for the Company in the current fiscal year ended December 31, 2006. The Company is currently evaluating the impact of SAB 108 but does not believe that the application of SAB 108 would have a material effect on its financial position, cash flows nor results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurement" ("SFAS 157") which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands the disclosures about fair value measurement. This Statement was developed to provide guidance for consistency and comparability in fair value measurements and disclosures and applies under other accounting pronouncements that require or permit fair value measurements. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. This Statement is not expected to have a material impact on the Company's consolidated financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159").   This Statement provides companies with an option to report selected financial assets and liabilities at fair value. The Standard's objective is to reduce both the complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. This Statement is effective as of the beginning of an entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted if the Company makes the choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS 157. The Company does not expect SFAS 159 to have a material impact on its consolidated financial statements.

DISPATCH AUTO PARTS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))

3.          BILLED ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions.  The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible.  If actual collections experience changes, revisions to the allowance may be required.  Based upon the aforementioned criteria, an allowance for doubtful accounts is $103,953 and $Nil as of June 30, 2007 and 2006, respectively.

	As of June 30,
	2007	2006
		(restated)

Billed accounts receivable, gross	$207,906	$470,942

Less: allowance for doubtful accounts	(103,953)	-
Billed accounts receivable, net	$103,953	$470,942

4.	AMOUNT DUE FROM STOCKHOLDERS

The amount due from stockholders represented unsecured advances which are interest-free and repayable in next twelve months.

5.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consisted of the following:

	As of June 30,
	2007	2006
		(restated)

Leasehold improvement	$157,348	$152,031
Plant and machinery	442,713	294,998
Motor vehicles	188,670	182,294
Office equipment	40,467	39,100
Foreign translation adjustment	38,232	20,263
	867,430	688,686

Less: accumulated depreciation	(379,780)	(272,769)
Less: foreign translation adjustment	(16,690)	(7,490)
Property, plant and equipment, net	$470,960	$408,427

Depreciation expense for the years ended June 30, 2007 and 2006 were $99,521 and $79,764, respectively.

6.          OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following:

	As of June 30,
	2007	2006
		(restated)

Government levy payable	$29,257	$38,922
Accrued payments to vendors and contract related accruals	13,863	-
Welfare payable	3,604	1,855
Accrued expenses	33,000	-
	$79,724	$40,777

The accrued payments to vendors and contract related accruals are primarily the accruals for the uncompleted contracts as of June 30, 2007.  These accruals are expected to be paid in the next six months.

7.          INCOME TAXES

The Company is registered in the United States of America and has operations in two tax jurisdictions: the United States of America and the PRC. The operation in the United States of America has incurred net operating losses for income tax purposes.  The Company generated substantially all of its net income from its PRC operation through Li Bao, a subsidiary and has recorded an income tax provision for the years ended June 30, 2007 and 2006.

The components of income before income taxes and minority interest separating U.S. and PRC operations are as follows:

	Years ended June 30,
	2007	2006
		(restated)

Loss subject to U.S. operation	$(315,054)	$-
Income subject to PRC operation	1,102,763	677,219
Income before income taxes and minority interest	$787,709	$677,219

United States of America

The Company is registered in the State of Nevada and is subject to the tax laws of the United States of America.

As of June 30, 2007, the Company’s U.S. operation incurred $315,054 of net operating losses available for federal tax purposes, which are available to offset future taxable income.  The net operating loss carry forwards begin to expire in 2027.  The Company has provided for a full valuation allowance for any future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The PRC

The Company’s PRC subsidiaries, Lv Bao and Li Bao are subject to the Enterprise Income Tax governed by the Income Tax Law of the People’s Republic of China, at a statutory rate of 33%, which is comprsed of 30% national income tax and 3% local income tax.

The reconciliation of income tax rate to the effective income tax rate for the years ended June 30, 2007 and 2006 is as follows:

	Years ended June 30,
	2007	2006
		(restated)

Income before income taxes from PRC operation	$1,102,763	$677,219
Statutory income tax rate	33%	33%
	363,912	223,482
Tax effect of expenses not deductible for tax purposes:
- Provisions and accrued liabilities	64,777	32,728
- Adjusted taxable loss	1,761	-
Income tax expense	$430,450	$256,210

The following table sets forth the significant components of the aggregate net deferred tax assets of the Company as of June 30, 2007 and 2006:

	As of June 30,
	2007	2006
		(restated)
Deferred tax assets:
Net operating loss carryforwards	$112,030	$-
Less: valuation allowance	(112,030)	-
Net deferred tax assets	$-	$-

As of June 30, 2007 and 2006, a valuation allowance of $112,030 and Nil was provided to the deferred tax assets due to the uncertainty surrounding their realization.

DISPATCH AUTO PARTS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))

8.          NET INCOME PER SHARE

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year.  Diluted net income per share is computed using the weighted average number of ordinary shares and ordinary share equivalents outstanding during the year.  Pursuant to stock exchange transaction on November 8, 2006, the weighted average number of common shares issued and outstanding was adjusted to account for the effects of the stock exchange transaction as a reverse acquisition as more fully described in Note 1.

The following table sets forth the computation of basic and diluted net income per share for the years ended June 30, 2007 and 2006:

	Years ended June 30,
	2007	2006
Basis and diluted net income per share calculation		(restated)
Numerator:
- Net income in computing basic net income per share	$313,686	$393,938

Denominator:
- Weighted average ordinary shares outstanding	26,896,548	26,000,000
Basic and diluted net income per share	$0.012	$0.015

9.          CAPITAL TRANSACTIONS

1)
On November 8, 2006, the Company completed a stock exchange transaction with the equity owners of Lv Bao. 26,000,000 shares of common stock were issued in exchange for 100% interest in Lv Bao, representing 91% of DPPT’s outstanding common stock.

2)	As of June 30, 2007, the number of outstanding shares of the Company’s common stock was 28,662,114.

10.          STOCK BASED COMPENSATION

On January 26, 2007, the Company issued 1,000,000 shares of common stock for business advisory services to be rendered, to Greentree Financial Group, Inc, in a term of 2 years effective from July 1, 2006ending June 30, 2008. The fair value of this stock issuance was determined using the fair value of the Company’s common stock on the grant date, at a price of $0.51 per share. The Company calculated the cost of $510,000 at its fair value and amortized over the service period of 2 years.  The Company recognized $273,750 to the consolidated statements of operations for the year ended June 30, 2007. As of June 30, 2007, the unrecognized cost is recorded as deferred compensation amounting to $236,250.

11.          CHINA CONTRIBUTION PLAN

Under the PRC Law, full-time employees of its subsidiaries in the PRC, Lv Bao and Li Bao are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan.  Lv Bao and Li Bao are required to accrue for these benefits based on certain percentages of the employees’ salaries.  The total contributions made for such employee benefits were $3,339 and $2,170 for the years ended June 30, 2007 and 2006, respectively.

12.          STATUTORY RESERVES

Under the PRC Law the Company’s subsidiaries, Lv Bao and Li Bao are required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”).  Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital.  The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.

For the years ended June 30, 2007 and 2006, the Company’s subsidiary, Li Bao contributed $55,494 and $81,392 to statutory reserve, respectively.

13.          CONCENTRATION OF RISK

For each of the years ended June 30, 2007 and 2006, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

(a)            Major customers

For the years ended June 30, 2007 and 2006, customers who account for 10% or more of revenues are presented as follows:

		Year ended June 30, 2007			June 30, 2007
Customers		Revenues	Percentage of revenues		Billed Accounts Receivable, trade
Customer A		$761,073	19%		$-
Customer B		710,068	18%		-
Customer C		708,517	18%		-
Customer D		492,804	12%		-
Customer E		415,148	10%		-
	Total:	$3,087,610	77%	Total:	$-

		Year ended June 30, 2006			June 30, 2006
Customers		Revenues	Percentage of revenues		Billed Accounts Receivable, trade
Customer A		$696,691	25%		$-
Customer B		683,289	25%		-
Customer C		448,001	16%		37,470
Customer D		308,709	11%		-
	Total:	$2,136,690	77%	Total:	$37,470

(b)            Major vendors

For the years ended June 30, 2007 and 2006, vendors who account for 10% or more of purchases are presented as follows:

		Year ended June 30, 2007			June 30, 2007
Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$1,254,571	49%		$78,691
Vendor B		964,123	38%		314,764
	Total:	$2,218,694	87%	Total:	$393,455

		Year ended June 30, 2006			June 30, 2006
Vendors		Purchases	Percentage of purchases		Accounts payable

Vendor A		$645,096	34%		$-
Vendor B		464,879	25%		-
Vendor C		330,891	18%		-
Vendor D		235,574	13%		-
	Total:	$1,676,440	90%	Total:	$-

(c)          Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable.  The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

14.          COMMITMENTS

The Company currently does not have any formal rent agreements. Mr. Liu, Sheng Li, the major shareholder of the Company maintained the office premises and provided office services without charge to the Company.  The Company recorded rent expense of $24,526 and $20,790 as a non-cash transaction at its current market fair value for the years ended June 30, 2007 and 2006 and credited to additional paid-in capital, respectively.

15.          SUBSEQUENT EVENTS

On July 13, 2007, the Company adopted the 2007 Benefit Plan (the “2007 Plan”) under the Form S-8 Registration Statement.  Pursuant to the Plan, the Company may issue stock, or grant options to acquire the Company's common stock, par value $0.001 (the "Stock"), with an aggregate amount of 5,000,000 shares of the Stock, from time to time to employees of the Company or its subsidiaries, other individuals, including consultants or advisors, all on the terms and conditions set forth in the Plan.

On August 13, 2007, the Company granted stock options with an aggregate amount of 2,000,000 shares of the Stock to three consultants under the 2007 Plan.  The options granted vested immediately and are exercisable during a one year period beginning on the grant date.  On August 30, 2007, all of the options granted were exercised at 75% of the market price, which was valued as $0.38 per share.  The fair value of all options granted is determined approximately as $317,683, using the Black-Scholes option pricing model.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPER ATIONS FOR THE FISCAL YEARS ENDED JUNE 30, 2007 and 2006

With the exception of historical facts stated herein, the matters discussed in this report are "forward looking" statements that involve risks and uncertainties that could cause actual results to differ materially from projected results. Such "forward looking" statements include, but are not necessarily limited to, statements regarding anticipated levels of future revenues and earnings from our operations. Readers of this report are cautioned not to put undue reliance on "forward looking" statements, which are, by their nature, uncertain as reliable indicators of future performance. We disclaim any intent or obligation to publicly update these "forward looking" statements, whether as a result of new information, future events, or otherwise. In addition the uncertainties include, but are not limited to, competitive conditions involving our markets.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

    The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract.  The Company recognizes these revenues in the period that the service is provided.

(a)           Contract revenue

    The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts” , to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss.  If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss.  Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as receipt in advance.

 (b)           Interest income

    Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

Billed and unbilled accounts receivable and allowance for doubtful accounts

    The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. An allowance, for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of June 30, 2007 and 2006, an allowance for doubtful accounts of $101,247 and $Nil was provided, respectively.

    Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next twelve months.

Property, Plant, and Equipment

    Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any.  Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

RESULTS OF OPERATIONS

    The following discussion should be read in conjunction with the financial statements included in this report and is qualified in its entirety by the foregoing.

Revenues

    Net revenues were $3,979,748 for the year ended June 30, 2007, compared to net revenues of $2,782,922 for the year ended June 30, 2006. The sales revenues were due primarily to the landscaping construction and maintenance projects. The Company usually provides the clients with full services including design, construction and maintenance. The Company has its own designers experienced in landscaping. The effects from humanism, history and local climate will be integrated in the design. The documents provided by the Company include the floor plan, effect layout, construction blueprint. The profit margin due to the project design ranges from 1% to 5%, which was included in the contract price without separate charge. The construction will be conducted by the Company after the construction blueprint is approved by the clients. The profit margin due to the project construction is approximately 30%.

    The lifecycle of a project is determined by the project's magnitude, which would be clearly described in the contracts case by case. In most cases, the construction periods could cover two years, including construction in the first year and maintenance in the second year. The Company applies the percentage-of-completion method to recognize revenues for the projects. Therefore, approximately 90% of the contract amount will be recognized in the first year according to the percentage of completion, and approximately 10% of the contract amount will be recognized in the second year of the project reflecting the maintenance services. During the year ended June 30, 2007, approximately 85% of annual revenues were due to eight landscape construction projects signed during the fiscal year ended June 30, 2007, three of which were completed and the other five projects were expected to be completed during the fiscal year ended June 30, 2008. The Company expects sales to increase during the fiscal year of 2007 as the Company has another three new projects with total contract price of approximately $4,600,000 signed in March and April 2007, which are expected to be completed by March 2008.

Cost of Revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead. Cost of plants and direct labor would be examples of cost of revenue. In addition, cost of revenue will be affected by the amendment of initially approved proposals due to either the clients' request or the unexpectation encountered during the construction process. Such unexpectation will include additional underground construction, the complexity of the environment, and the survival rate of the plants. During the year ended June 30, 2007, we had $2,559,754 in cost of revenues, which was approximately 64% of revenues, compared to $1,881,142 in cost of revenues during the year ended June 30, 2006, or approximately 68% of revenues in the year. The cost of revenue as a percentage of revenue was constant during these two years due to the stable price in the cost components. The Company expects to lower the cost of revenue by devoting more time to consulting services in the future.

Income / Loss

The Company had net income of $313,686 and $393,938 for the years ended June 30, 2007 and 2006, respectively, primarily attributable to the profitability in landscape construction and maintenance projects. The gross profits sufficiently covered the operating expenses in both years.

The Company expects to maintain profitability during fiscal year 2007 since the contracts signed in March 2007 with total contract price of $2,000,000 will be completed by March 2008. However, the Company has no responsibility to guarantee the profitability, or the growth of any revenue in the future.

Expenses

Selling, general and administrative expenses for the years ended June 30, 2007 and 2006 were $632,440 and $237,134, respectively. The increase in operating expenses in the fiscal year of 2006 was attributable to consulting and professional fees of $85,294 incurred primarily from the audits and related services, and non-cash compensation of $273,750, which was the result of the issuance of 1,000,000 shares of common stock for services in a term of 2 years effective from July 1, 2006 ending June 30, 2008, which are in connection with general management consulting and advisory services including, but not limited to, the following:

-	Advise on matters relating to our structure, management, operation and subsidiaries;
-	Advise on and assistance with preparation of a new business plan and a future growth strategy;

-	Assistance with preparation of applicable filings with the SEC, such as Forms 10-Q, 10-K, 8-K, and Schedule 14C, etc. and answering comments from the SEC, if any;
-	EDGAR services;
-	Assistance with preparation of applicable filings with the SEC, such as Forms 10-Q, 10-K, 8-K, and Schedule 14C, etc. and answering comments from the SEC, if any;
-	EDGAR services;
-              Provide necessary professional services and support as an international liaison for Company to third-party service providers, including coordination amongst the Company and their related attorneys and CPAs;
-             Advise on procedures, regulations, and compliance of a public listed company;

The shares were valued based on the market price on the date of the stock grant, resulting in total expenses of $510,000 for services rendered, which was booked pro rata within the relative service periods. The Company did not have such cash and non-cash consulting expenses during the year ended June 30, 2006 because the process of reverse merger did not commence until November 2006.

The other selling, general and administrative expenses during the year ended June 30, 2007 were $273,396, increasing by $36,262 compared to other selling, general and administrative expenses of $237,134 during the year ended June 30, 2006.  The increase was due primarily to the bad debt expenses of $103,953 for the year ended June 30, 2007 resulting from the evaluation of collectibility, compared to the bad debt expenses of $0 for the year ended June 30, 2006. According to the Company's credit policy, it was subject to the provision for an allowance for doubtful accounts of 50% of accounts receivable that have been outstanding for more than 6 months. The other components of selling, general and administrative expenses included salaries, traveling and office expenses, bank charges in both years.

Impact of Inflation

The Company believes that inflation has had a negligible effect on operations during these years. The Company believes that the Company can offset inflationary increases in the cost of revenue by increasing revenue and improving operating efficiencies.

Liquidity and Capital Resources

Cash flows provided by operating activities were $1,468,311 for the year ended June 30, 2007, compared to cash flows provided by operating activities were $94,123 for the year ended June 30, 2006. Cash flows from operations during the year ended June 30, 2007 were due primarily to the collection of accounts receivable by $279,151, the increase in accounts payables by $383,213 and the increase in income tax payable by $123,168, partially offset by the increase in unbilled accounts receivable by $96,232, and decrease in receipt in advance by $111,996 during the year ended June 30, 2007.

The significant increase in the accounts payable for the year ended June 30, 2007 was due primarily to the cost accrued for raw materials and sub-contracting costs among three contracts, and the liabilities accrued upon the billing of the purchase invoices.

    Billed accounts receivable as of June 30, 2007 decreased from $470,942 to $103,953 due primarily to the collection of $279,151 and allowance for doubtful accounts of $101,247. The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions.  The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible.  If actual collections experience changes, revisions to the allowance may be required.  Based upon the aforementioned criteria, the allowance for doubtful accounts was $1031,953247 and $Nil as of June 30, 2007 and 2006 respectively.

The Company applies the percentage-of-completion method under SOP81-1 to recognize revenues for landscape design and engineering projects. There were four major contracts with total contract value of approximately $2,536,206 completed during the year ended June 30, 2007 on which $98,804 of invoices were unbilled, which will be billed as soon as the clients agree with the progress of the projects.

For these contracts, contract costs of completed contracts have been fully incurred and the extent of progress toward completion was almost finished. Therefore, the total contract amount had been fully recognized in accordance with the percentage-of-completion method.  Unbilled accounts receivable as of June 30, 2007 comprised principally amounts of revenue recognized on contracts for which invoices have not been issued.

Cash flows used in investing activities were $140,512 and $121,203 for the years ended June 30, 2007 and 2006, respectively, which were due primarily to the purchase of property and equipment during both years.

Cash flows provided by financing activities were $161,445 for the year ended June 30, 2007 due primarily to advances from shareholders, compared to cash flows of $355,156 used in financing activities for the year ended June 30, 2006 primarily attributable to the repayments of advances from stockholders.

 The Company projects that the Company will need additional capital to fund operations over the next 12 months. The Company anticipates the Company will need an additional $1,500,000 in working capital during fiscal year of 2007 and $2,000,000 for the two years thereafter.

    Overall, the Company has funded its cash needs during the year ended June 30, 2007 from the receipt of revenues. If the Company is unable to maintain profitability, the Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition.

    The Company had cash of $2,775,361 on hand and a working capital of $2,344,574 as of June 30, 2007. Currently, the Company has enough cash to fund its operations for about six months. This is based on current cash flows from operating activities and projected revenues. Also, if the projected revenues fall short of needed capital the Company may not be able to sustain its capital needs. The Company will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. The Company's current level of operations would require capital of approximately $1,500,000 to sustain operations through fiscal year of 2007 and approximately $2,000,000 per year thereafter. Modifications to the Company's business plans may require additional capital to operate. For example, if the Company is unable to raise additional capital in the future the Company may need to curtail is number of projects offers or limit its marketing efforts to the most profitable geographical areas. This may result in lower revenues and market share for the Company. In addition, there can be no assurance that additional capital will be available to the Company when needed or available on terms favorable.

    On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. The Company's current capital and revenues are insufficient to fund such expansion. If the Company chooses to launch such an expansion campaign, the Company will require substantially more capital. The funds raised from this offering will also be used to market the Company's products and services as well as expand operations and contribute to working capital. However, there can be no assurance that the Company will be able to obtain additional equity or debt financing in the future, if at all. If the Company is unable to raise additional capital, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

     Demand for the products and services will be dependent on, among other things, market acceptance of the Company's products, landscaping market in general, and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of the Company's activities is the receipt of revenues from the landscape design and engineering projects, the Company's business operations may be adversely affected by the Company's competitors and prolonged recession periods.

    The Company's success will be dependent upon implementing its plan of operations and the risks associated with its business plans. The Company was engaged in landscape engineering advisory service. The Company plans to strengthen its position in landscaping markets. The Company also plans to expand its operations through aggressively marketing its projects.

K. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Summary term sheet

    On November 8, 2006, the Company and predecessor of the Company, executed a Plan of Exchange (the "Agreement"), between and among the Company, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Company (the "Majority Shareholder").

    Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

    In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Company tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Company. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

Contact information

    The Company has its principal executive offices at Dispatch Auto Parts Inc., 391 Hua Yu Lane, Dong Xin Street, Xi An City, P. R. China. The Company’s telephone number is (8629) 8826-5109.

Business Description

GENERAL

    Dispatch Auto Parts, Inc. (the “Company” or “DPPT”) was incorporated on September 14, 1989 in the State of Florida in name of First New York Investment, Inc. On November 25, 1996, the Company filed an amendment to the Articles of Incorporation with the Secretary of State of Florida to change the corporate name to "Computer Access International, Inc.". On March 31, 2005, the Company changed its name to "Dispatch Auto Parts Inc.". DPPT is a holding company whose primary business operations are conducted by through its sole operating subsidiary.

    On November 8, 2006, DPPT entered a stock exchange transaction with Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) and the transaction was effectively completed on February 6, 2007. Lv Bao was registered as a limited liability company in the People’s Republic of China (the “PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773). Its principal activity was investment holding.

The stock exchange transaction involved the following simultaneous transactions:

1)
the majority shareholders of DPPT deposited the 844,500 shares of the common stock of DPPT into the account of escrow agent in exchange for $530,000 in cash paid by the owners of Lv Bao. The 844,500 shares will be retired back to the treasury upon closing, and;

2)	DPPT issued to the Lv Bao owners 26,000,000 new investment shares of common stock and 100,000 new shares of preferred stock of DPPT in exchange for all of the registered capital of Lv Bao.

    Upon completion of the plan of exchange, Lv Bao became a wholly-owned subsidiary of DPPT. Accordingly, there has been a change of control of DPPT and the Lv Bao’s owners now control 91% of the voting power of DPPT.

    On August 30, 2006, Lv Bao entered into an acquisition agreement with Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Li Bao was registered as a limited liability company in the PRC on November 27, 2002 with a registered capital of $8,855,135 (equivalent to RMB70,000,000) and with its principal place of business in Shaanxi Province, the PRC.

    Li Bao was formed to engage in the trees and lawn plantation for outdoor landscape and provide the landscape construction advisory service. In January 2004, Li Bao spun off its trees and lawn plantation business and since then, Li Bao only engages in landscape construction advisory service.

    This acquisition transaction involved that Li Bao’s equity owners transferred the aggregate equity interest of 93.57% in Li Bao in exchange for a non-cash consideration of $8,285,750 (equivalent to RMB65,500,000).

    The transaction has been accounted for as a reverse acquisition and recapitalization of Lv Bao whereby Li Bao is deemed to be the accounting acquirer (legal acquiree) and Lv Bao to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of Lv Bao being included effective from the date of stock exchange transaction. Lv Bao is deemed to be a continuation of the business of Li Bao. Accordingly, the accompanying consolidated financial statements include the following:

(1)	the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2)
the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

    In addition, the subsidiary of DPPT engaged in wholesale of auto parts and accessories was disposed on February 14, 2007 pursuant to the agreement between DPPT, Dispatch II and Daniel Slocum, the former president of DPPT. As a result, DPPT changed its business into landscape construction and related services completely.

DPPT, Lv Bao and Li Bao are hereinafter referred to as (the “Company”).

    The Company is experienced in urban landscaping industry. The landscaping projects include landscape construction and maintenance for public parks, communities, schools, memorials, convention centers, squares, hotels, highway's side view, and so on, some of which were granted as landmarks in the local cities. The detailed services cover:

•	gardeners
•	landscape contractors
•	landscape architects
•	irrigation experts
•	pest management professionals/applicators
•	arborists
•	sod growers
•	golf course maintenance staff and suppliers
•	groundskeepers
•	botanical gardens

    Before the commencement of the landscape construction, the Company will provide the clients with floor plans, effect layout, and construction blueprint, and get the approval for their design from the clients. The Company has its own designers experienced in landscaping. The effects from humanism, history and local climate will be integrated in the design. The Company also has self-owned equipment for landscape construction and maintenance projects, including five large tractors, two lawn mowers, three automatic sprinkling irrigators, one compactor, two watering trucks, two separating-sowing machines, drilling machines and various trucks for different functions. Attributing to the Company's competence and reputation, the Company has a 20% market share in Xi An City and an 8% market share in Northwest China, per a comprehensive evaluation from the Shaanxi Construction Bureau in 2006.

    During the fiscal year ended June 30, 2006, the Company had revenues of approximately $2,000,000 from completed contracts, of which approximately 36% from Shaanxi Xi Han Highway Ltd., 20% from Xi An Chan Ba Eco-Landscaping Development Ltd., 18% from Xi An Hua Heng Real Estate Ltd., and 14% from Shaanxi Jing He Development Zone Management Committee. In addition, the company had revenues of approximately 2,000,000 from processing contracts, of which approximately 38% from Zhong Hang Group, 36% Xi An Convention Center and 24% from Xi An High-Tech Industrial Development Zone. The characteristic of the Company's business determines its customers base have to keep changing. In most case, the lifecycle of a project covers two years, including construction in the first year and maintenance in the second year. The Company applies the percentage-of-completion method to recognize revenues for the projects. Therefore, approximately 90% of the contract amount will be recognized in the first year according to the percentage of completion, and approximately 10% of the contract amount will be recognized in the second year of the project reflecting the maintenance services. If the Company fails to bring the new customers after the completion of the current projects, the Company will be unable to maintain profitability. The Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition.In addition, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

Marketing opportunities

Rapid Urbanization in China

    The open door policy has triggered China's economic progress and urbanization in the past two decades. According to the "Report on economic and social development between the 16th and 17th National Congress of the Communist Party of China VII: Urban socio-economic development in harmony," (the “Report”) issued by National Bureau of Statistics on September 26, there were a total of 661 cities in China in 2006. There is a gross urban population of 577 million people, accounting for 43.9% of the country's total population. The urbanization ratio in eastern, central and western China was 54.6%, 40.4%, and 35.7%.

    With the accelerated pace of industrialization, China's level of urbanization also rose. In 2006, the gross urban population was 577.1 million people, accounting for 43.9% of country's total population. The level of urbanization was 4.8 percentage points higher than in 2002. In regional terms, the urbanization ratio of the eastern, central and western China was 54.6%, 40.4% and 35.7% in 2006. From a regional perspective, Shanghai had the highest urbanization level, with a ratio of 88.7%, followed by Beijing and Tianjin at 84.3% and 75.7%.

    In 2006, China had a total of 661 cities, including 287 cities at prefecture level or above – eight more than there were in 2002. The GDP of the cities at prefecture level or above (counties under city administration excluded) increased from RMB 6.4 trillion in 2002 to RMB 13.2 trillion in 2006 - increasing 1.1 times. The proportion to the country's total GDP also rose from 53.4% in 2002 to 63.2% in 2006. A total of 30 cities reported a GDP over RMB 100 billion – 18 more than in 2002. Of these 30, 12 cities reported a GDP greater than RMB 200 billion. Local revenue of cities at prefecture level or above (counties under city administration excluded), in 2006, reached RMB 1.1 trillion, an increase of 1.1 times over 2002; and accounts for 59.3% of the country's total local revenue.

    Modernization has swept across China beyond the coastal boomtowns deep into the countryside. As a result, the demand for urban landscape has increased dramatically in China.

City Clusters Leading Development

    A system of urban development in China has been gradually taking shape. Apart from the city clusters in the Yangtze River Delta, the Pearl River Delta, and the Bohai Sea region, China has witnessed the establishment of eight new city clusters, one of which is Central Shaaxi province, the location of the Company.

    The GDP in Shaaxi province for 2005 was RMB 367.475 billion, up 12.6% from the previous year. The per capita GDP stood at RMB 9,844, up 12.2%. The primary industry yielded a value added of RMB 41.86 billion, 7.9% more than that of the previous year; the secondary industry, RMB 184.897 billion, a growth of 15.9%; the tertiary industry, RMB 140.718 billion, a growth of 10%. The GDP ratio of the three sectors was 11.4 : 50.3 : 38.3. Provincial revenue was RMB 52.86 billion, an increase of 27.2% over the previous year. Provincial expenditure was RMB 64.11 billion, a growth of 24.2%. CPI was up 1.2% from the previous year. Fixed asset investment was valued at RMB 198.052 billion, up 28.3% from the previous year. (source: www.china.gov.cn ) As the city clusters in central Shaaxi province continue to grow, the need for a healthy, growing vegetation and landscaped infrastructure will necessitate an increased urban landscaping industry.

Advocacy for the “Garden City”

    Current development forces in China are characterized by steady population growth, an ongoing urbanization of the former agriculturally-based population, aggressive economic growth and rapid motorization.  Economic forces continue to become increasingly decisive in the process of urbanization, giving impetus particularly to the growth of the large cities. At the same time, there is no comprehensive regional planning, nor national land development approach. The consequence is a threat of a scattered low-density urbanization in the countryside and fast, uncontrolled and uncoordinated growth of the large city regions. The problem has caught the Chinese government's attention at the highest levels. In order to build a suitable environment for inhabitants, garden city construction is included in local government's agenda. It is also used as one of the measurements to evaluate the local government's performance.

    According to the Ministry of Construction, in late 2006, the area of green space and parks in cities at prefecture level or above (counties under administration of cities excluded) totaled 250,000 hectares. Per capita green space exceeded 6.8 square meters. Newly constructed urban green spaces spanned 920,000 hectares; and increased by 321,000 hectares. The coverage rate of green space reached 35.1%, up 4.7 percentage points. By the end of 2006, 45 cities were granted the title of "national garden city" by the Ministry of Construction.

    Of the 559 cities monitored by the State Environmental Protection Administration, 24 met grade one air quality standards (4.3%); 325 met grade two standards (58.1%); 160 met grade three standard (28.6%); and 50 were below grade three standards (9.0%). At of the end of 2006, China identified 60 national environmental model cities, and five national environmental protection model districts. Thirteen cities were awarded "Human Habitat Environment Prizes" issued by the State Environmental Protection Administration.

Increase in Urban Landscape Investment

    Total investment in urban landscape was approximately $14.8 billion from the Chinese government between 2001 to 2005, increasing by approximately 113% compared to the previous five-year period. (source: Xinhua) The Chinese government also encourages enterprises investing more in urban landscape construction by allowing them to name the invested landscape. In addition, a capital raising system for urban landscape has been formed, and is secured by government funds.

Motivation Related to the 2008 Olympic Games

    After China won the Olympic bid for the summer 2008 games, it promised to make Beijing an "ecological city" with "green hills, clear water, grass-covered ground, and blue sky". Since then the city has spent 100 billion yuan (12.5 billion US dollars) planting trees and curbing polluting industries, according to the State Environmental Protection Administration of China. Heavy polluters like the Capital Iron and Steel Group were moved out of the capital and 200 small and medium-sized firms had been shut down. The city has also phased out over 30,000 old taxies and 3,900 old diesel-powered buses that do not meet environmental standards. (source: People Daily Online). Consequentially, the influence of the 2008 Olympic Games will be spread throughout China since the Olympic Games has been widely regarded as an opportunity to showcase China to the world. According to a recent industry survey jointly conducted by the Pacific Asia Travel Association (PATA) and Visa International Asia Pacific, the Beijing 2008 Olympic Games will be a spur to Asia's tourism industry as many people looking to attend the event also plan to spend time exploring other parts of China and Asia. It was reported that almost nine out of 10 people planning to visit Beijing for the Olympics will visit other Chinese cities if time permits.

Marketing Strategy

   The Company expects to enhance its market shares in the northwest China by following new marketing strategies. Currently, the development in northwest China concentrates on Central Shaanxi Province, which is considered one of eight new city clusters in China, in addition to the existing city clusters in the Yangtze River Delta, the Pearl River Delta, and the Bohai Sea region.

    The GDP in Shaaxi province for 2005 was RMB 367.475 billion, up 12.6% from the previous year. The per capita GDP stood at RMB 9,844, up 12.2%. The primary industry yielded a value added of RMB 41.86 billion, 7.9% more than that of the previous year; the secondary industry, RMB 184.897 billion, a growth of 15.9%; the tertiary industry, RMB 140.718 billion, a growth of 10%. The GDP ratio of the three sectors was 11.4 : 50.3 : 38.3. Provincial revenue was RMB 52.86 billion, an increase of 27.2% over the previous year. Provincial expenditure was RMB 64.11 billion, a growth of 24.2%. CPI was up 1.2% from the previous year. Fixed asset investment was valued at RMB 198.052 billion, up 28.3% from the previous year. (source: www.china.gov.cn ) As the city clusters in central Shaaxi province to grow, the need for a healthy, growing green infrastructure will necessitate an urban landscape Industry. The urban landscape Industry creates this huge economic impact while providing a tremendous environmental benefit, mitigating the effects of intensive urban living.

    Improving technologies. Technology application and improvement is the key for our company in marketing. In order to maintain the leading position in landscaping industry in Northwest China, that is 20% market shares in Xi An City and 8% market shares in Northwest China, per the comprehensive evaluation from Shaanxi Construction Bureau in 2006, the Company keeps a long-term relationship with local research institutes and universities, such as Northwest University, Northwest Science and Agriculture University, Technical Advice Unit of Shaanxi Forestry Bureau. The cooperation between the Company and these research institutes and universities includes technical training, exchange of expertise, projects for ecological forest study. The Company also retains foreign experts for short-term supervision. The expenses in research and development every year are approximately 6% of revenues.

    Seeking for support from local government. The local government in Xi An, the city where the Company is located, targets to turn Xi An into a garden city within three years. In order to reach this goal, the government encourages enterprises to invest in urban landscape and support competent companies to engage in the urban landscaping industry. In addition, the government plans to build up approximately 175 small-size squares all over the city. Our Company is expected to be supported by the local government due to its high reputation, professional design, quality control and management. More than 10 projects constructed and managed by the Company have been awarded and termed as an "Excellent Model" by the city government, which include Landscaping for Yin Chuan Ming Cui Lake Eco Resorts, Landscaping for South Campus of Northwest University, Landscaping for Shaanxi Jing He Development Zone, and so on.

    Seeking strategic partners. In order to lower the construction cost of urban landscaping projects and ensure the diversity of plant species, the Company intends to enter into collaborative arrangements with local farmers. The Company will introduce good species to the farmers and send technicians for the training at the farms. The Company owns the techniques for walnut transplanting and seed renovation, which will increase the success rate for walnut transplanting by more than 94%. In order to popularize these techniques, the Company cooperates with local farmer cooperatives, through which the farmers are educated and encouraged to try the new technology. The cooperation with local farmers provides the Company with an opportunity to multiply our channels and diversify suppliers. During the fiscal year ended June 30, 2007, the Company purchased raw materials of approximately $2,200,000, or 87% of total purchase, from two major suppliers, Shaanxi Bai He Hui Gardening Co. Ltd., representing 49% of total purchase, and Shaanxi Feng Mao Trading Co., representing 38% of total purchase. The most raw materials are saplings and small trees for landscaping purpose. The Company believes that the direct cooperation with local farmer cooperatives will reduce the concentration risk due to the current small suppliers base.

Competition

    The Company is subject to intensive competition in urban landscaping industry. No entity, including the Company, currently dominates the urban landscaping industry and the Company does not believe that one organization has the capability to serve the entire market. Many competitors possess greater financial, managerial and technical resources and high reputations, all of which put the Company at a competitive disadvantage. The competitors may be in a position to devote greater resources in the sales, marketing, and projects management and therefore considerably impact the Company's ability to successfully in marketing.

Government Regulation

    Our landscape design, construction and maintenance projects are subject to many federal, state and local requirements relating to the protection of the environment and we use environmentally sensitive materials in our maintenance processes. For example, we employ chemical materials to treat some of our products. We believe that we operate our business in material compliance with all environmental laws and regulations, do not anticipate any material expenditure in order to meet environmental requirements and do not believe that future compliance with such laws and regulations will have a material adverse effect on our financial condition or results of operations. However, we could incur operating costs or capital expenditures in complying with more stringent environmental requirements in the future or with current requirements if they are applied to our facilities in a way we do not anticipate.

    Our operations are also governed by many other laws and regulations covering our labor relationships, the zoning of our facilities, our general business practices and other matters. We believe that we are in material compliance with these laws and regulations and do not believe that future compliance with such laws and regulations will have a material adverse effect on our financial condition or results of operations.

Employees

        Currently, the Company has 68 employees, of which 7 persons are senior management and 23 persons perform landscape construction. 38.2% of total employees have bachelor degrees or above.

Risk Factors

There are a number of important factors that could cause our actual results to differ materially from those that are indicated by forward-looking statements. Those factors include, without limitation, those listed below and elsewhere herein.

Changes in governmental policies could reduce demand for the Company’s services

    Most of the Company’s business is driven by governmental policies and the supports from the local government. Any changes in governmental policies regarding the funding or enforcement would have an adverse impact on the Company’s revenues. Also, reduced spending by governments may increase competition within the Company's industry which may directly affect future revenue and profits.

As a government contractor, the Company is subject to a number of procurement laws and regulations, as well as government agency audits. Any violation of these laws could result in economic harm to the Company’s operations

    The Company must comply with certain laws relating to the procurement and administration of government contracts.  These laws impact how the Company does business with government clients and can increase the cost of doing business. Government agencies as well as numerous local agencies routinely audit government contractors and their performance under specific contracts to determine if a contractor’s cost structure is compliant with applicable laws and regulations.

The Company depends on government work for a significant portion of its revenues. The Company’s inability to win or renew government contracts during procurement cycles could significantly reduce Company profits

    The Company significantly depends on government work for its revenues. An inability to win or renew government contracts would adversely affect operations and significantly reduce profits. Government contracts are typically awarded through a highly regulated procurement process. However, the state-owned companies take the priority in most government projects. In addition, some government contracts are awarded to multiple competitors, causing increased competition and downward pricing pressure. This may lead to increased pressure to control costs. If the Company cannot reduce or control costs on these contracts, losses may occur.

The use of percentage of completion method of accounting could result in a reduction or reversal of previously recorded revenues and profits.

    A portion of the Company’s revenues and profits are measured and recognized using the percentage of completion method of accounting which is discussed further in Note 2 of the Audited Consolidated Financial Statements. The use of this method results in the recognition of revenues and profits ratably over the life of a contract. The effect of revisions to revenues and estimated costs is recorded when the amounts are known or can be reasonably estimated. Such revisions could occur in any period and their effects could be material. Although the Company has historically been able to make reasonably accurate estimates of work progress, the uncertainties inherent in the estimating process make it possible for actual costs to vary from estimates in a material amount, including reductions or reversals of previously recorded revenues and profits.

We will need additional capital in the future. If additional capital is not available, we may be forced to delay or curtail the development of our product candidates.

    We project that we will need additional capital to fund operations over the next 12 months. We anticipate we will need an additional $1,500,000 in working capital during 2007 and $2,000,000 for the two years thereafter. Our requirements for additional capital could be substantial and will depend on many other factors, including:

•	payments received under future collaborative partner agreements;

•	continued progress of research and development;

•	our ability to win or renew government contracts;

•	development of marketing capabilities; and

We have no significant committed sources of additional capital. To the extent our capital resources are insufficient to meet future capital requirements, we will have to raise additional funds to enhance our ability to win or renew the contracts. We cannot assure you that funds will be available on favorable terms, if at all. To the extent we raise additional capital through the sale of securities, the issuance of those securities could result in dilution to our stockholders. In addition, if we obtain debt financing, a substantial portion of our operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, thus limiting funds available for our business activities. If adequate funds are not available, we may be required to curtail significantly our development.

Our assets are located in China and its revenues are derived from its operations in China

In terms of industry regulations and policies, the economy of China has been transitioning from a planned economy to market oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reforms, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in China are still owned by the Chinese government. For example, all lands are state owned and are leased to business entities or individuals through governmental granting of State-owned Land Use Rights. The granting process is typically based on government policies at the time of granting and it could be lengthy and complex. This process may adversely affect our company’s future manufacturing expansions. The Chinese government also exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. At present, our company’s development of research and development technologies and products is subject to approvals from the relevant government authorities in China. Such governmental approval processes are typically lengthy and complex, and never certain to be obtained.

Political and economic risks

China is a developing country with a young market economic system overshadowed by the state. Its political and economic systems are very different from the more developed countries and are still in the stage of change. China also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationship with other countries, including but not limited to the United States. Such shocks, instabilities and crises may in turn significantly and adversely affect our performance.

Risks related to interpretation of China laws and regulations which involves significant uncertainties

China’s legal system is based on written statutes and their interpretation by the Supreme People’s Court. Prior court decisions may be cited for reference but have limited value as precedents. Since 1979, the Chinese government has been developing a comprehensive system of commercial laws, and considerable progress has been made in introducing laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. However, because these laws and regulations are relatively new, and because of the limited volume of published cases and judicial interpretation and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. In addition, as the Chinese legal system develops, we cannot assure that changes in such laws and regulations, and their interpretation or their enforcement will not have a material adverse effect on our business operations.

Currency conversion and exchange rate volatility could adversely affect our financial condition.

The PRC government imposes control over the conversion of Renminbi into foreign currencies. Under the current unified floating exchange rate system, the People’s Bank of China publishes an exchange rate, which we refer to as the PBOC exchange rate, based on the previous day’s dealings in the inter-bank foreign exchange market. Financial institutions authorized to deal in foreign currency may enter into foreign exchange transactions at exchange rates within an authorized range above or below the PBOC exchange rate according to market conditions.

Pursuant to the Foreign Exchange Control Regulations of the PRC issued by the State Council which came into effect on April 1, 1996, and the Regulations on the Administration of Foreign Exchange Settlement, Sale and Payment of the PRC which came into effect on July 1, 1996, regarding foreign exchange control, conversion of Renminbi into foreign exchange by Foreign Investment Enterprises, or FIEs for use on current account items, including the distribution of dividends and profits to foreign investors, is permissible. FIEs are permitted to convert their after-tax dividends and profits to foreign exchange and remit such foreign exchange to their foreign exchange bank accounts in the PRC.

Conversion of Renminbi into foreign currencies for capital account items, including direct investment, loans, and security investment, is still subject to certain restrictions. On January 14, 1997, the State Council amended the Foreign Exchange Control Regulations and added, among other things, an important provision, which provides that the PRC government shall not impose restrictions on recurring international payments and transfers under current account items.

Enterprises in PRC (including FIEs) which require foreign exchange for transactions relating to current account items, may, without approval of the State Administration of Foreign Exchange, or SAFE, effect payment from their foreign exchange account or convert and pay at the designated foreign exchange banks by providing valid receipts and proofs.

Convertibility of foreign exchange in respect of capital account items, such as direct investment and capital contribution, is still subject to certain restrictions, and prior approval from the SAFE or its relevant branches must be sought.

We are a FIE to which the Foreign Exchange Control Regulations are applicable. There can be no assurance that we will be able to obtain sufficient foreign exchange to pay dividends or satisfy other foreign exchange requirements in the future.

Since 1994, the exchange rate for Renminbi against the United States dollars has remained relatively stable, most of the time in the region of approximately RMB8.28 to US$1.00. However, in 2005, the Chinese government announced that would begin pegging the exchange rate of the Chinese Renminbi against a number of currencies, rather than just the U.S. dollar. As our operations are primarily in China, any significant revaluation of the Chinese Renminbi may materially and adversely affect our cash flows, revenues and financial condition. For example, to the extent that we need to convert United States dollars into Chinese Renminbi for our operations, appreciation of this currency against the United States dollar could have a material adverse effect on our business, financial condition and results of operations. Conversely, if we decide to convert Chinese Renminbi into United States dollars for other business purposes and the United States dollar appreciates against this currency, the United States dollar equivalent of the Chinese Renminbi we convert would be reduced.

Terms of the transaction

    On November 8, 2006, the Company and predecessor of the Company, executed a Plan of Exchange (the "Agreement"), between and among the Company, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Company (the "Majority Shareholder").

    Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Company tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Company. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

Selected audited consolidated financial data

	Years ended June 30
	2007	2006

Net Sales	$3,979,748	$2,782,922

Net Income	313,686	393,938

Comprehensive Income	442,483	436,228

	As of June 30
	2007	2006

Total Assets	$3,490,258	$2,252,992

Working Capital	2,344,574	1,622,775

Shareholders’ Equity	2,674,490	1,933,731

No dividends have been declared or paid for any of the periods presented.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF APRIL 16, 2007

Title of Class	Name & Address of Beneficial Owner (1)	Amount & Nature of Beneficial Owner	% of Class (2)
Common Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	8,580,000	29.93%
Common Stock, $.001 Par Value	Ding, Hong Mei 24 Flat 5 Fuli Village 3 Textile Mill, Baqiao Dist. Shaanxi, P.R.China	1,288,820	4.50%
Common Stock, $.001 Par Value	Cai, Xiao Ying 3 Gate 3, East Railway New Village, Xincheng Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	Xie, Qing 305 Gate 4, Flat 9, Suo Luo Lane Beilin Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	9,868,820	34.43%

Preferred Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	100,000	100.00%
Preferred Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	100,000	100.00%

(1) Unless stated otherwise, the business address for each person named is c/o Dispatch Auto Parts Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended June 30, 2007, including audited financial statements as of that date, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by DPPT can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

The Company’s Annual Report on Form 10-KSB for the year ended June 30, 2007 is hereby incorporated by reference, which will be delivered with this Information Statement on or about October 28, 2007 to the holders of Common Stock as of the Record Date of April 16, 2007.

Exhibit

3.1   Articles of Amendment to Articles of Incorporation *

* Filed previously

DISPATCH AUTO PARTS INC.

By:	/s/ Liu, Sheng Li
Liu, Sheng Li President Chairman of the Board of Director

Dated: June 4, 2008

By the order of the Board of Directors

By:	/s/ Liu, Sheng Li
Liu, Sheng Li President Chairman of the Board of Director

By:	/s/ Ma, Shun Cheng
Ma, Shun Cheng Director

By:	/s/ Ding, Hong Mei
Ding, Hong Mei Director

By:	/s/ Lu, Wei Sheng
Lu, Wei Sheng Director

By:	/s/ Tian, Wei
Tian, Wei Director